[CONFORMED COPY]


                                  $750,000,000

                                CREDIT AGREEMENT

                                   dated as of

                                October 20, 1997


                                      among

                               BetzDearborn Inc.,

                            BetzDearborn Canada Inc.,

                            The Banks Parties Hereto,

                                       and

                            The Chase Manhattan Bank

                                       and

                       The Chase Manhattan Bank of Canada,
                            as Administrative Agents

-------------------------------------------------------------------------------


                          J.P. Morgan Securities Inc.,
                                Syndication Agent

             Bank of America National Trust and Savings Association,
                               Documentation Agent


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                                TABLE OF CONTENTS

                             ----------------------

                                                                           PAGE
                                                                           ----

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions....................................................1
SECTION 1.02.  Accounting Terms and Determinations...........................22
SECTION 1.03.  Classes and Types of Loans....................................22
SECTION 1.04.  Related Banks.................................................22

                                    ARTICLE 2
                                   THE CREDITS

SECTION 2.01.  Commitments to Lend...........................................23
SECTION 2.02.  Notice of Committed Borrowing.................................23
SECTION 2.03.  Bankers' Acceptances..........................................24
SECTION 2.04.  Money Market Borrowings.......................................28
SECTION 2.05.  Notice to Banks; Funding of Loans.............................33
SECTION 2.06.  Registry......................................................34
SECTION 2.07.  Maturity of Loans.............................................34
SECTION 2.08.  Interest Rates................................................35
SECTION 2.09.  Fees..........................................................38
SECTION 2.10.  Optional Termination, Reduction or Reallocation of
               Commitments...................................................40
SECTION 2.11.  Method of Electing Interest Rates.............................40
SECTION 2.12.  Scheduled Termination of Commitments..........................42
SECTION 2.13.  Optional Prepayments; Collateralization of Bankers'
               Acceptances...................................................42
SECTION 2.14.  General Provisions as to Payments.............................43
SECTION 2.15.  Funding Losses................................................44
SECTION 2.16.  Computation of Interest and Fees..............................44
SECTION 2.17.  Regulation D Compensation.....................................45
SECTION 2.18.  Judgment Currency.............................................45
SECTION 2.19.  Foreign Costs.................................................46
SECTION 2.20.  Currency Equivalents..........................................46

                                    ARTICLE 3
                                   CONDITIONS

SECTION 3.01.  Closing.......................................................47
SECTION 3.02.  Borrowings and Acceptances of Bankers' Acceptances............48


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                                                                           PAGE
                                                                           ----

SECTION 3.03.  First Borrowing by Each Eligible Subsidiary...................49
SECTION 3.04.  Termination of Existing Credit Agreement......................50

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power.................................50
SECTION 4.02.  Corporate and Governmental Authorization; No
               Contravention.................................................50
SECTION 4.03.  Binding Effect................................................50
SECTION 4.04.  Financial Information.........................................51
SECTION 4.05.  Litigation....................................................51
SECTION 4.06.  Compliance with ERISA.........................................51
SECTION 4.07.  Environmental Matters.........................................52
SECTION 4.08.  Taxes.........................................................52
SECTION 4.09.  Subsidiaries..................................................52
SECTION 4.10.  Regulatory Restrictions on Borrowing..........................53
SECTION 4.11.  Full Disclosure...............................................53

                                    ARTICLE 5
                                    COVENANTS

SECTION 5.01.  Company Information...........................................53
SECTION 5.02.  Other Borrower Information....................................55
SECTION 5.03.  Payment of Obligations........................................56
SECTION 5.04.  Maintenance of Property; Insurance............................56
SECTION 5.05.  Conduct of Business and Maintenance of Existence..............56
SECTION 5.06.  Compliance with Laws..........................................57
SECTION 5.07.  Inspection of Property, Books and Records.....................57
SECTION 5.08.  Mergers and Sales of Assets...................................57
SECTION 5.09.  Use of Proceeds...............................................57
SECTION 5.10.  Negative Pledge...............................................58
SECTION 5.11.  Debt to Total Capital.........................................59
SECTION 5.12.  Debt of Subsidiaries..........................................59
SECTION 5.13.  Minimum Consolidated Net Worth................................60
SECTION 5.14.  Sale-leaseback Transactions...................................60
SECTION 5.15.  Transactions with Affiliates..................................61


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                                                                           PAGE
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                                    ARTICLE 6
                                    DEFAULTS

SECTION 6.01.  Events of Default.............................................61
SECTION 6.02.  Notice of Default.............................................63
SECTION 6.03.  Action by Administrative Agents...............................64

                                    ARTICLE 7
                                   THE AGENTS

SECTION 7.01.  Appointment and Authorization.................................64
SECTION 7.02.  Administrative Agents and Affiliates..........................64
SECTION 7.03.  Action by Administrative Agents...............................64
SECTION 7.04.  Consultation with Experts.....................................64
SECTION 7.05.  Liability of Administrative Agent.............................65
SECTION 7.06.  Indemnification...............................................65
SECTION 7.07.  Credit Decision...............................................65
SECTION 7.08.  Successor Administrative Agent................................65
SECTION 7.09.  Agents' Fees..................................................66
SECTION 7.10.  Other Agents..................................................66

                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair......66
SECTION 8.02.  Illegality....................................................67
SECTION 8.03.  Increased Cost and Reduced Return.............................68
SECTION 8.04.  Taxes.........................................................69
SECTION 8.05.  Base Rate Loans Substituted for Affected Fixed Rate Loans.....73
SECTION 8.06.  Substitution of Bank..........................................73
SECTION 8.07.  Allocations...................................................74

                                    ARTICLE 9
             REPRESENTATIONS AND WARRANTIES OF ELIGIBLE SUBSIDIARIES

SECTION 9.01.  Corporate Existence and Power.................................74
SECTION 9.02.  Corporate and Governmental Authorization;
               Contravention.................................................74
SECTION 9.03.  Binding Effect................................................74
SECTION 9.04.  Taxes.........................................................75


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                                                                           PAGE
                                                                           ----

                                   ARTICLE 10
                                    GUARANTY

SECTION 10.01.  The Guaranty.................................................75
SECTION 10.02.  Guaranty Unconditional.......................................75
SECTION 10.03.  Discharge Only Upon Payment In Full; Reinstatement In
                Certain Circumstances........................................76
SECTION 10.04.  Waiver by the Company........................................76
SECTION 10.05.  Subrogation..................................................76
SECTION 10.06.  Stay of Acceleration.........................................77
SECTION 10.07.  Continuing Guaranty..........................................77

                                   ARTICLE 11
                                  MISCELLANEOUS

SECTION 11.01.  Notices......................................................77
SECTION 11.02.  No Waivers...................................................78
SECTION 11.03.  Expenses; Indemnification....................................78
SECTION 11.04.  Sharing of Set-offs..........................................78
SECTION 11.05.  Amendments and Waivers.......................................79
SECTION 11.06.  Successors and Assigns.......................................79
SECTION 11.07.  Collateral...................................................81
SECTION 11.08.  Governing Law; Submission to Jurisdiction....................81
SECTION 11.09.  Counterparts; Integration; Effectiveness.....................82
SECTION 11.10.  WAIVER OF JURY TRIAL.........................................82
SECTION 11.11.  Confidentiality..............................................82

EXHIBIT A   -   Pricing Schedule
EXHIBIT B   -   Note
EXHIBIT C   -   Money Market Quote Request
EXHIBIT D   -   Invitation for Money Market Quotes
EXHIBIT E   -   Money Market Quote
EXHIBIT F-1 -   Opinion of Counsel for the Company
                and United States Counsel for BetzDearborn Canada
EXHIBIT F-2 -   Opinion of Canadian Counsel
                for BetzDearborn Canada
EXHIBIT G   -   Opinion of Special Counsel
                for the Agents
EXHIBIT H   -   Form of Election to Participate
EXHIBIT I   -   Form of Election to Terminate


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                                                                           PAGE
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EXHIBIT J   -   Matters to be covered in the Opinions of Counsel for the
                Eligible Subsidiary and the Company
EXHIBIT K   -   Assignment and Assumption Agreement
EXHIBIT L   -   Commitment Schedule
EXHIBIT M   -   Acceptance Note


                                       v

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     CREDIT AGREEMENT dated as of October 20, 1997 among BETZDEARBORN INC.,
BETZDEARBORN CANADA INC., the BANKS parties hereto, and THE CHASE MANHATTAN BANK and THE CHASE MANHATTAN BANK OF CANADA, as Administrative Agents.



     The parties hereto agree as follows:



                                    ARTICLE 1
                                   DEFINITIONS

     SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

     "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.04.

     "Acceptance Fee" means the fee payable in Canadian Dollars to each Bank in respect of Bankers' Acceptances computed in accordance with Section 2.03(d).

     "Acceptance Note" has the meaning set forth in Section 2.03(f).

     "Acceptance Note Bank" has the meaning set forth in Section 2.03(f).

     "Adjusted CD Rate" has the meaning set forth in Section 2.08(b).

     "Administrative Agent" means the General Administrative Agent or the Canadian Administrative Agent, as the context may require, and "Administrative Agents" means both of them. Any reference to the Administrative Agent in connection with (i) any notice given by or to the Administrative Agent, (ii) any fees or other payments paid to the Administrative Agent, (iii) any determination of any interest rate made by the Administrative Agent or (iv) any other action taken by the Administrative Agent (x) with respect to the Canadian Subfacility, shall refer to the Canadian Administrative Agent and (y) with respect to the US Subfacility, shall refer to the General Administrative Agent.

     "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent


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and submitted to the Administrative Agent (with a copy to the Company) duly completed by such Bank.

     "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Company (a "Controlling Person") or (ii) any Person (other than the Company or a Subsidiary) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" means any of the Administrative Agents, the Documentation Agent or the Syndication Agent, and "Agents" means any two or more of the foregoing.

     "Alternate Interest Period" has the meaning set forth in Section 2.02(b).

     "Alternate Term" has the meaning set forth in Section 2.03(b).

     "Alternative Currency" means the respective lawful currencies of the United Kingdom, Belgium, France, Germany, Canada, Italy and Japan; provided that any other currency (except Dollars) shall also be an Alternative Currency if (i) the Company requests, by notice to the Administrative Agent, that such currency be included as an additional Alternative Currency for purposes of this Agreement,
(ii) such currency is freely transferable and is freely convertible into Dollars in the London foreign exchange market, (iii) deposits in such currency are customarily offered to banks in the London interbank market and (iv) the Administrative Agent, by notice to the Borrowers and the Banks, approves (which approval shall not be unreasonably withheld) the inclusion of such currency as an additional Alternative Currency for purposes hereof. The Administrative Agent's approval of any such additional Alternative Currency may be limited to a specified maximum Dollar Amount or a specified period of time or both.

     "Alternative Currency Loan" means a Money Market Loan that is made in an Alternative Currency in accordance with the applicable Notice of Borrowing.

     "Applicable BA Discount Rate" means (i) with respect to any Schedule I Bank, as applicable to a Bankers' Acceptance being purchased by such Schedule I Bank on any day, the average (as determined by the Administrative Agent) of the respective percentage discount rates (expressed to two decimal places and rounded upward, if necessary, to the nearest 1/100th of 1%) quoted to the


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Administrative Agent by each Schedule I Reference Bank as the percentage discount rate at which such Schedule I Reference Bank would, in accordance with its normal practices, at or about 10:00 A.M. (Toronto time) on such day, be prepared to purchase bankers' acceptances accepted by such Schedule I Reference Bank having a term and face amount comparable to the term and face amount of such Bankers' Acceptance and (ii) with respect to any Schedule II Bank, as applicable to a Bankers' Acceptance being purchased by such Schedule II Bank on any day, the lesser of (x) the average (as determined by the Administrative Agent) of the respective percentage discount rates (expressed to two decimal places and rounded upward, if necessary, to the nearest 1/100th of 1%) quoted to the Administrative Agent by each Schedule II Reference Bank as the percentage discount rate at which such Schedule II Reference Bank would, in accordance with its normal practices, at or about 10:00 A.M. (Toronto time) on such day, be prepared to purchase bankers' acceptances accepted by such Schedule II Reference Bank having a term and a face amount comparable to the term and face amount of such Bankers' Acceptance and (y) the rate that is 0.10% per annum in excess of the rate determined pursuant to clause (i) of this definition in connection with the relevant issuance of Bankers' Acceptances.

     "Applicable Lending Office" means (i) with respect to any US Bank, its US Lending Office and (ii) with respect to any Canadian Bank, its Canadian Lending Office.

     "Approved Amount" means (i) with respect to Dollars, $10,000,000 or any larger multiple of $1,000,000, (ii) with respect to Canadian Dollars, C$10,000,000 or any larger multiple of C$1,000,000 and (iii) with respect to any other currency, a comparable amount of such currency as determined by the Administrative Agent and the Company.

     "Assessment Rate" has the meaning set forth in Section 2.08(b).

     "Assignee" has the meaning set forth in Section 11.06(c).

     "BA Discount Proceeds" means proceeds in respect of any Bankers' Acceptance to be purchased by a Bank on any day under Section 2.03, in an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by dividing:

          (a)  the face amount of such Bankers' Acceptance; by

          (b)  the sum of one plus the product of:


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               (i)  the Applicable BA Discount Rate (expressed as a decimal)
                    applicable to such Bankers' Acceptance; and

               (ii) a fraction, the numerator of which is the number of days remaining in the term of such Bankers' Acceptance and the denominator of which is 365;

                    with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

     "BA Margin" means a rate per annum determined in accordance with the Pricing Schedule.

     "Bank" means a Canadian Bank or a US Bank.

     "Bankers' Acceptance" means a bill of exchange denominated in Canadian Dollars drawn by a Borrower and accepted by a Canadian Bank pursuant to Section 2.03; provided that, to the extent the context shall require, each Acceptance Note shall be deemed to be a Bankers' Acceptance.

     "Bankruptcy Remote Subsidiary" means any Subsidiary of the Company created in connection with a Permitted Securitization Transaction which has no material creditors other than the purchaser or lender related to such Permitted Securitization Transaction and the Company or any Subsidiary of the Company that is the originator and seller or contributor of accounts receivable to such Subsidiary in connection with a Permitted Securitization Transaction.

     "Base Rate Loan" means a Canadian Base Rate Loan or a US Base Rate Loan.

     "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

     "BetzDearborn Canada" means BetzDearborn Canada Inc., a corporation amalgamated under the laws of Ontario, and its successors.

     "Borrower" means the Company or any Eligible Subsidiary, as the context may require, and their respective successors, and "Borrowers" means all of the foregoing. As the context may permit, the terms "Borrower" and


                                       4

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"Borrowers" include the Company in its capacity as guarantor of the obligations of the other Borrowers hereunder.

     "Borrowing" means the aggregation of Loans of one or more Banks to be made to a single Borrower pursuant to Article 2 on the same date, all of which Loans are of the same Class, Type (subject to Article 8) and currency and, in the case of Fixed Rate Loans, have the same initial Interest Period.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close; provided that if such term is used with reference to Canadian Loans or Bankers' Acceptances such day shall also be a day on which commercial banks in Toronto are open for business; and provided further if such term is used with reference to a Euro-Dollar Loan or a Money Market Loan, such day shall also be a day on which commercial banks are open for international business (including dealings in deposits of the relevant currency) in London and (in the case of a Money Market Loan denominated in a currency other than Dollars) in the jurisdiction of the Payment Office.

     "Canadian Administrative Agent" means The Chase Manhattan Bank of Canada in its capacity as administrative agent for the Canadian Banks under the Canadian Subfacility, and its successors in such capacity.

     "Canadian Bank" means each Bank or other financial institution listed on the signature pages hereof as a Canadian Bank, each Assignee which becomes a Canadian Bank pursuant to Section 11.06(c), and their respective successors.

     "Canadian Base Rate" means, for any day, a rate per annum equal to the higher of (i) the rate of interest per annum established by The Chase Manhattan Bank of Canada in Toronto as the reference rate of interest then in effect for determining interest rates on commercial loans denominated in Dollars made by it in Canada and (ii) the sum of one-half of one percent plus the Federal Funds Rate for such day.

     "Canadian Base Rate Loan" means (i) a Canadian Loan denominated in Dollars which bears interest at the Canadian Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of
Article 8 or (ii) an overdue amount which was a Canadian Base Rate Loan immediately before it became overdue.

     "Canadian Commitment" means (i) with respect to each Canadian Bank listed on the signature pages hereof, the amount set forth opposite its name on the Commitment Schedule under the heading "Canadian Commitment" and (ii) with


                                       5

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respect to each Assignee which becomes a Canadian Bank pursuant to Section 8.06 or 11.06(c), the amount of the Canadian Commitment thereby assumed by it, in each case as such amount may be reduced from time to time pursuant to Sections 2.10, 2.13, and 11.06(c) or increased from time to time pursuant to Section 2.10 or 11.06(c). All Canadian Commitments are denominated in Dollars.

     "Canadian Dollars" and "C$" mean the lawful currency of Canada.

     "Canadian Lending Office" means, as to each Canadian Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Canadian Lending Office) or such other office, branch or affiliate of such Canadian Bank as it may hereafter designate as its Canadian Lending Office by notice to the Company and the Administrative Agent; provided that any Canadian Bank may so designate separate Canadian Lending Offices for its Canadian Loans of different Types and currencies, in which case all references herein to the Canadian Lending Office of such Canadian Bank shall be deemed to refer to any or all of such offices, as the context may require.

     "Canadian Loan" means a Committed Loan made pursuant to Section 2.01(b). Canadian Loans may be denominated in Canadian Dollars (as Canadian Prime Rate Loans) or in Dollars (as Canadian Base Rate Loans or Euro-Dollar Loans); provided that the aggregate Canadian Outstandings of all Canadian Banks may not exceed the aggregate amount of the Canadian Commitments.

     "Canadian Outstandings" means, as to any Canadian Bank at any time, an amount equal to the sum of the aggregate outstanding Dollar Amount of its Canadian Loans at such time and the aggregate Dollar Amount of Bankers' Acceptances accepted by it and outstanding at such time.

     "Canadian Prime Rate" means, for any day, a rate per annum equal to the higher of (i) the rate of interest per annum established by The Chase Manhattan Bank of Canada as the reference rate of interest then in effect for determining interest rates on commercial loans denominated in Canadian Dollars made by it in Canada and (ii) the sum of 1/2 of 1% plus the CDOR Rate for such day.

     "Canadian Prime Rate Loan" means (i) a Canadian Loan denominated in Canadian Dollars which bears interest at the Canadian Prime Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or
(ii) an overdue amount which was a Canadian Prime Rate Loan immediately before it became overdue.


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     "Canadian Subfacility" means the credit facility extended to the Borrowers pursuant to Sections 2.01(b) and 2.03.

     "CD Base Rate" has the meaning set forth in Section 2.08(b).

     "CD Loan" means (i) a Committed Loan which is a US Loan denominated in Dollars bearing interest at a CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a CD Loan immediately before it became overdue.

     "CD Margin" means a rate per annum determined in accordance with the Pricing Schedule.

     "CD Rate" means a rate of interest determined pursuant to Section 2.08(b) on the basis of an Adjusted CD Rate.

     "CD Reference Banks" means Bank of America National Trust and Savings Association, The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

     "CDOR Rate" means on any date, the per annum rate of interest which is the rate based on an average rate applicable to Canadian Dollar bankers' acceptances for a term of 30 days appearing on the "Reuters Screen CDOR Page" (as defined in the International Swap Dealer Association, Inc. definitions, as modified or amended from time to time) as of 10:00 A.M. (Toronto time) on such date, or if such date is not a Business Day, then on the immediately preceding Business Day; provided, however, if such rate does not appear on the Reuters Screen CDOR Page as contemplated, then the CDOR Rate on any date shall be calculated as the arithmetic mean of the rates for the term referred to above applicable to Canadian Dollar bankers' acceptances quoted by the Schedule I Reference Banks as of 10:00 A.M. (Toronto time) on such date, or if such date is not a Business Day, then on the immediately preceding Business Day.

     "Class" has the meaning set forth in Section 1.03.

     "Closing Date" means the date on or after the Effective Date on which the General Administrative Agent shall have received the documents specified in or pursuant to Section 3.01.

     "Commitment" means a Canadian Commitment or a US Commitment, and "Commitments" means all or any combination of the foregoing, as the context may require.

     "Commitment Schedule" means the schedule set forth in Exhibit L hereto.

     "Committed Loan" means a loan made by a Bank pursuant to Section 2.01; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

     "Company" means BetzDearborn Inc., a Pennsylvania corporation, and its successors.

     "Company's 1996 Form 10-K" means the Company's annual report on Form 10-K for 1996, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

     "Consolidated Assets" means at any date the assets of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

     "Consolidated Debt" means at any date the Debt of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

     "Consolidated EBITDA" means, for any fiscal period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (i) Consolidated Interest Expense, (ii) income tax expense and (iii) depreciation and amortization expense.

     "Consolidated Interest Expense" means, for any period, the interest expense of the Company and its Consolidated Subsidiaries determined on a consolidated basis for such period.

     "Consolidated Net Income" means, for any fiscal period, the net income of the Company and its Consolidated Subsidiaries, determined on a consolidated basis for such period, exclusive of the effect of any extraordinary or other non-recurring gain or loss (such as non-recurring restructuring or integration costs as a result of an acquisition).

     "Consolidated Net Worth" means at any date the consolidated shareholders' equity of the Company and its Consolidated Subsidiaries determined as of such date (other than any amount attributable to stock which is required to be redeemed or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise), excluding the effect thereon of foreign currency translation gains and losses arising after June 30, 1996.

     "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

     "Credit Event" means any Borrowing or issuance of Bankers' Acceptances hereunder.

     "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable, construction retentions and similar items arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.10 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person up to the greater of fair market value or book value of such asset, whether or not such Debt is otherwise an obligation of such Person and (vii) all Debt of others Guaranteed by such Person. Notwithstanding the foregoing, "Debt" shall not include any obligations that have been defeased in accordance with generally accepted accounting principles.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.


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


     "Documentation Agent" means Bank of America National Trust and Savings Association in its capacity as documentation agent in respect of this Agreement.

     "Dollar Amount" means, at any time:

          (i) with respect to any Dollar-Denominated Loan, the principal amount thereof then outstanding;

          (ii) with respect to any Alternative Currency Loan, the principal amount thereof then outstanding in the relevant Alternative Currency, converted to Dollars in accordance with Section 2.20; and

          (iii) with respect to any Bankers' Acceptance, the face amount thereof, converted to Dollars in accordance with Section 2.20.

     "Dollar-Denominated Loan" means a Loan that is made in Dollars in accordance with the applicable Notice of Borrowing.

     "Dollars" and the sign "$" mean the lawful currency of the United States.

     "Domestic Loans" means CD Loans or Base Rate Loans or both.

     "Domestic Reserve Percentage" has the meaning set forth in Section 2.08(b).

     "Drafts" has the meaning set forth in Section 2.03(b)(ii).

     "Effective Date" means the date this Agreement becomes effective in accordance with Section 11.09.

     "Eighty Percent-Owned Consolidated Subsidiary" means any Consolidated Subsidiary of which at least 80% of the shares of capital stock or other ownership interests are at the time directly or indirectly owned by the Company.

     "Election to Participate" means an Election to Participate substantially in the form of Exhibit H hereto.

     "Election to Terminate" means an Election to Terminate substantially in the form of Exhibit I hereto.

     "Eligible Subsidiary" means (i) BetzDearborn Canada and (ii) any Eighty Percent-Owned Consolidated Subsidiary of the Company as to which an Election to Participate shall have been delivered to the General Administrative Agent and as to which an Election to Terminate shall not have been delivered to the General Administrative Agent. Each such Election to Participate and Election to Terminate shall be duly executed on behalf of such Consolidated Subsidiary and the Company in such number of copies as the General Administrative Agent may request. The delivery of an Election to Terminate shall not affect any obligation of an Eligible Subsidiary theretofore incurred. The General Administrative Agent shall promptly give notice to the Canadian Administrative Agent and the Banks of the receipt of any Election to Participate or Election to Terminate.

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

     "ERISA Group" means the Company, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

     "Euro-Dollar Loan" means (i) a Committed Loan denominated in Dollars which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

     "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

     "Euro-Dollar Rate" means a rate of interest determined pursuant to Section 2.08(c) on the basis of a London Interbank Offered Rate.

     "Euro-Dollar Reference Banks" means the principal London offices of Bank of America National Trust and Savings Association, The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

     "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

     "Events of Default" has the meaning set forth in Section 6.01.

     "Existing Credit Agreement" means the Credit Agreement dated as of June 20, 1996 among the Company, BetzDearborn Canada Inc. (formerly Betz Canada Inc.), the banks parties thereto and Morgan Guaranty Trust Company of New York, as agent, as amended to the Closing Date.

     "Facility Fee Rate" has the meaning set forth in the Pricing Schedule.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to The Chase Manhattan Bank on such day on such transactions as determined by the Administrative Agent.

     "Fixed Rate Loan" means any Loan other than a Base Rate Loan or a Canadian Prime Rate Loan.

     "General Administrative Agent" means The Chase Manhattan Bank in its capacity as administrative agent for the US Banks under the US Subfacility and for all Banks under this Agreement generally, and its successors in such capacity.

     "Group " means at any time:

     (a) a group of Loans consisting of (i) all Committed Loans of the same Class to a single Borrower which are Base Rate Loans at such time, (ii) all Committed Loans under the Canadian Subfacility which are Canadian Prime Rate Loans at such time or (iii) all Committed Loans of the same Class to a single Borrower which are Fixed Rate Loans of the same Type and currency having the same Interest Period at such time, provided that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan or a Canadian Prime Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made; or

     (b) a group of Bankers' Acceptances issued on a single date and having the same maturity date.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

     "Indemnitee" has the meaning set forth in Section 11.03(b).

     "Information Memorandum" means the confidential descriptive memorandum dated September 19, 1997 furnished to the Banks in connection with the transactions contemplated hereby.

     "Interest Period" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date of such borrowing specified in the applicable

Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months (or, with the prior consent of each Bank making such Euro-Dollar Loan, any shorter period or longer period of time not exceeding twelve months) thereafter, as the Borrower may elect in the applicable notice; provided that:

     (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; and

     (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to the further proviso below, end on the last Business Day of a calendar month;

     (2) with respect to each CD Loan, the period commencing on the date of such borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days (or, with the prior consent of each Bank making such CD Loan, any shorter period or longer period of time not exceeding 360 days) thereafter, as the Borrower may elect in the applicable notice; provided that any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

     (3) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such whole number of months or other period of time thereafter as the Borrower may elect in accordance with Section 2.04; provided that:

     (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; and

     (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to the further proviso below, end on the last Business Day of a calendar month;

     (4) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter as the Borrower may elect in accordance with Section 2.04; provided that any Interest Period which would otherwise end on a day which is not a Business Day shall, subject to the further proviso below, be extended to the next succeeding Euro-Dollar Business Day;

provided further that any Interest Period for any Loan of any Type which would otherwise end after the Termination Date shall end on the Termination Date.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

     "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to
Section 2.04.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge or security interest, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" means a Committed Loan or a Money Market Loan and "Loans" means all or any combination of the foregoing, as the context may require.

     "London Interbank Offered Rate" has the meaning set forth in Section
2.08(c).

     "Material Debt" means Debt (other than (i) the Notes, (ii) Debt of a Subsidiary to the Company or (iii) Debt of the Company or a Subsidiary to a Subsidiary) of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $25,000,000.

     "Material Financial Obligations" means a principal or face amount of Debt and/or payment or collateralization obligations in respect of Derivatives Obligations of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $25,000,000.

     "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $25,000,000.

     "Material Subsidiary" means (i) any Subsidiary which is a "significant subsidiary" within the meaning of Regulation S-X of the Securities and Exchange Commission as in effect on the date hereof and (ii) any Eligible Subsidiary.

     "Money Market Absolute Rate" has the meaning set forth in Section 2.04(d).

     "Money Market Absolute Rate Loan" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

     "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant to a LIBOR Auction.

     "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

     "Money Market Margin" has the meaning set forth in Section 2.04(d)(ii)(C).

     "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.04.

     "Moody's" means Moody's Investors Service, Inc.

     "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five-year period.

     "Notes" means promissory notes of a Borrower, substantially in the form of Exhibit B hereto, evidencing the obligation of such Borrower to repay the Loans made to it, and "Note" means any one of such promissory notes issued hereunder.

     "Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in Section 2.04(f)).

     "Notice of Interest Rate Election" has the meaning set forth in Section
2.11.

     "Notice of Request for Acceptances" has the meaning set forth in Section 2.03.

     "Notice of Utilization" means a Notice of Borrowing or a Notice of Request for Acceptances.

     "Parent" means, with respect to any Bank, any Person controlling such Bank.

     "Participant" has the meaning set forth in Section 11.06(b).

     "Payment Office" means the office or account of the Administrative Agent at or to which payments hereunder are to be made, which shall be (i) in the case of payments in Dollars with respect to the US Subfacility, the office of the Administrative Agent in New York City referred in Section 11.01, (ii) in the case of payments in Canadian Dollars or in Dollars with respect to the Canadian Subfacility, the office of the Administrative Agent in Toronto, Ontario referred to in Section 11.01 and (iii) in the case of any other payments in an Alternative Currency, such office or account as the Administrative Agent may specify for such purpose by notice to the affected Borrowers and Banks.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Permitted Receivables Disposition" means any transfer (by way of sale, pledge or otherwise) by the Company or any Subsidiary to any other Person (including a Bankruptcy Remote Subsidiary) of accounts receivable and other rights to payment (whether constituting accounts, chattel paper, instruments, general intangibles or otherwise and including the right to payment of interest or finance charges) and related contract and other rights and property (including all general intangibles, collections and other proceeds relating thereto, all security therefor (and the property subject thereto), all guarantees and other agreements or arrangements of whatsoever character from time to time supporting such right to payment, and all other right, title and interest in goods relating to a sale which gave rise to such right of payment) in connection with a Permitted Securitization Transaction.

     "Permitted Securitization Transaction" means any receivables purchase or financing transaction pursuant to which the Company or a Subsidiary (including a Bankruptcy Remote Subsidiary) sells or grants a security interest in accounts receivable of the Company or its Subsidiaries (and related rights and property as described in the definition of Permitted Receivables Disposition) or an undivided interest therein, provided that (i) the aggregate principal or invested amount outstanding at any one time under all such facilities shall not exceed $150,000,000 and (ii) the recourse of the purchaser or lender with respect to such transaction for losses resulting from an obligor's failure to pay a receivable due to credit problems is limited to such accounts receivable or an interest therein, and the collections thereof.

     "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

     "Pricing Schedule" means the schedule set forth in Exhibit A hereto.

     "Prime Rate" means the rate of interest publicly announced by The Chase Manhattan Bank in New York City from time to time as its Prime Rate.

     "Quarterly Dates" means each March 31, June 30, September 30 and December
31.

     "Reference Banks" means the CD Reference Banks, the Euro-Dollar Reference Banks, the Schedule I Reference Banks or the Schedule II Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

     "Refund" has the meaning set forth in Section 8.04(h).

     "Register" has the meaning set forth in Section 2.06(a)

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Related" has the meaning set forth in Section 1.04.

     "Required Banks" means at any time Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding (or having accepted) at least 51% of the aggregate unpaid Dollar Amount of the Loans and Bankers' Acceptances.

     "Revolving Credit Period" means the period from and including the Effective Date to but not including the Termination Date.

     "S&P" means Standard & Poor's Ratings Services.

     "Sale-Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of any property that, or of any property similar to and used for substantially the same purposes as any other property that, has been or is to be sold, assigned, transferred or otherwise disposed of by the Company or any of its Subsidiaries to such Person with the intention of entering into such a lease.

     "Schedule I Bank" means any Canadian Bank named on Schedule I to the Bank Act (Canada).

     "Schedule I Reference Banks" means Bank of Montreal and Royal Bank of
Canada.

     "Schedule II Bank" means any Canadian Bank named on Schedule II to the Bank Act (Canada).

     "Schedule II Reference Banks" means J.P. Morgan Canada, Bank of America Canada and The Chase Manhattan Bank of Canada.

     "Spot Rate" means, on any day, with respect to any Alternate Currency, the rate at which such Alternate Currency may be exchanged into Dollars, as set forth at approximately 10:30 A.M. (New York City time), on such date on the Reuters World Currency Page for such Alternate Currency. In the event that such rate does not appear on any Reuters World Currency Page, the Spot Rate shall be determined by reference to the applicable Bloomberg System page, or, in the event that such rate does not appear on such page, such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Company, or, in the absence of such agreement, such Spot Rate shall instead be the spot rate of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such Alternate Currency are then being conducted, at or about 10:30 A.M. (New York City time), on such date for the purchase of Dollars for delivery two Business Days later; provided that if at the time of such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

     "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

     "Syndication Agent" means J.P. Morgan Securities Inc. in its capacity as arranger and syndication agent in respect of this Agreement.

     "Termination Date" means October 20, 2002, or, if such day is not a Business Day, the next succeeding Business Day unless such Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Business Day.

     "Total Capital" means, at any date, the sum of (x) Consolidated Debt plus
(y) consolidated shareholders' equity of the Company and its Consolidated Subsidiaries (including for this purpose any amount attributable to stock which is required to be redeemed or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise), excluding the effect thereon of foreign currency translation gains and losses arising after June 30, 1996, in each case determined at such date.

     "Total Commitment" means, at any date, the sum of the aggregate amount of the US Commitments and the aggregate amount of the Canadian Commitments.

     "Total Outstandings" means, at any date, the sum of the aggregate Dollar Amount of all US Loans outstanding at such date plus the aggregate Canadian Outstandings of all Canadian Banks at such date.

     "Type" has the meaning set forth in Section 1.03.

     "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA (or other applicable standard), exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

     "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

     "US Bank" means each bank or other financial institution listed on the signature pages hereof as a US Bank, each Assignee which becomes a US Bank pursuant to Section 11.06(c), and their respective successors.

     "US Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

     "US Base Rate Loan" means (i) a US Loan denominated in Dollars which bears interest at the US Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or
(ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

     "US Commitment" means, (i) with respect to each US Bank listed on the signature pages hereof, the amount set forth opposite its name on the Commitment Schedule under the heading "US Commitment" and (ii) with respect to each Assignee which becomes a US Bank pursuant to Section 8.06 or 11.06(c), the amount of the US Commitment thereby assumed by it, in each case as such amount may be reduced from time to time pursuant to Section 2.10 or Section 11.06(c) or increased from time to time pursuant to Section 2.10 or Section 11.06(c).

     "US Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its US Lending Office) or such other office as such Bank may hereafter designate as its US Lending Office by notice to the Company and the Administrative Agent; provided that any Bank may so designate separate US Lending Offices for its US Loans of different Types and currencies, in which case all references herein to the US Lending Office of such Bank shall be deemed to refer to any or all of such offices, as the context may require.

     "US Loan" means (i) a Committed Loan made pursuant to Section 2.01(a) or
(ii) a Money Market Loan. US Loans may be US Base Rate Loans, CD Loans, Euro-Dollar Loans or Money Market Loans; provided that the aggregate Dollar Amount of US Loans outstanding may not exceed the aggregate amount of the US Commitments.

     "US Subfacility" means the credit facility extended to the Borrowers pursuant to Sections 2.01(a) and 2.04.

     "Wholly-Owned Consolidated Subsidiary" means any Consolidated Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company.

     SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent in all material respects (except for changes to which the Company's independent public accountants do not take exception) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Company notifies the Administrative Agent that the Company wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies the Company that the Required Banks wish to amend
Article 5 for such purpose), then the Company's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Banks.

     SECTION 1.03. Classes and Types of Loans. Loans hereunder are differentiated by Class and by Type. The "Class" of a Loan or Loans (or of a Borrowing comprised of such Loans or, in the case of Committed Loans, of a Commitment to make such Loans) refers to the determination whether such Loans are Canadian Loans or US Loans. The "Type" of a Loan refers to the basis upon which interest accrues on such Loan (e.g., Euro-Dollar Loans, Canadian Prime Rate Loans and Money Market Absolute Loans are each a Type of Loan). Loans hereunder (and Borrowings comprised of such Loans) may be identified by both Class and Type (e.g., a Euro-Dollar Canadian Borrowing is a Borrowing comprised of Canadian Loans denominated in Dollars which bear interest at a Euro-Dollar
Rate).

     SECTION 1.04. Related Banks. Each Canadian Bank is, or is an affiliate of, a US Bank (although not all US Banks are affiliates of Canadian Banks at the date of this Agreement). The term "Related" when used with respect to a US Bank or Canadian Bank means the Canadian Bank or US Bank, as the case may be, of which such former Bank is an affiliate (or which is the same Person as such former Bank).


                                    ARTICLE 2
                                   THE CREDITS

     SECTION 2.01. Commitments to Lend.

     (a) US Subfacility. During the Revolving Credit Period, each US Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans denominated in Dollars to any Borrower pursuant to this subsection
(a) from time to time in amounts such that the aggregate Dollar Amount of Committed Loans by such US Bank to all Borrowers at any one time outstanding which are US Loans shall not exceed the amount of its US Commitment.

     (b) Canadian Subfacility. During the Revolving Credit Period, each Canadian Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans denominated in Dollars or in Canadian Dollars to any Borrower pursuant to this subsection (b) from time to time in amounts such that the aggregate Canadian Outstandings of such Canadian Bank to all Borrowers at any one time outstanding shall not exceed the amount of its Canadian Commitment.

     (c) Approved Amounts. Each Borrowing under this Section shall be in an Approved Amount (except that any such Borrowing may be in the aggregate amount available under the Commitments of the relevant Class in accordance with Section 3.02) and shall be made from the several Banks ratably in proportion to their respective Commitments of the relevant Class. Within the foregoing limits, a Borrower may borrow under this Section, repay, or to the extent permitted by
Section 2.13, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section.

     SECTION 2.02. Notice of Committed Borrowing. (a) The Borrower shall give the Administrative Agent notice (a "Notice of Committed Borrowing") not later than 10:30 A.M. (Eastern time) on (w) the date of each Base Rate Borrowing or Canadian Prime Rate Borrowing, (x) the second Business Day (or, if the desired Interest Period requires the prior consent of each Bank making such Loan, the fourth Business Day) before each CD Borrowing and (y) the third Business Day (or, if the desired Interest Period requires the prior consent of each Bank making such Loan, the fifth Business Day) before each Euro-Dollar Borrowing, specifying:

          (i) the date of such Borrowing, which shall be a Business Day;

          (ii) the aggregate amount of such Borrowing;

          (iii) the Class and Type of the Loans comprising such Borrowing; and

          (iv) in the case of a Fixed Rate Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

     (b) If the Borrower specifies an Interest Period that requires the prior consent of each Bank making such Loan with respect to any Euro-Dollar Borrowing or any CD Borrowing (in each case, an "Alternate Interest Period") in any Notice of Committed Borrowing or Notice of Interest Rate Election and the Administrative Agent shall not have received from any Bank written objection to such Alternate Interest Period by 9:30 A.M. (Eastern time) on the second Business Day after receipt by the Administrative Agent of such notice, then each Bank shall be deemed to have consented to such Alternate Interest Period; provided that such notice specifies that the consent of each Bank making such Loan is required and that if such Bank does not timely object as set forth above, then such Bank shall be deemed to have consented. If any Bank timely objects as set forth above to any request for an Alternate Interest Period, then the Administrative Agent shall promptly notify the Borrower and the Borrower shall deliver a new Notice of Committed Borrowing or Notice of Interest Rate Election (which may be included as an alternative election in the original notice) specifying a different election within the applicable time periods specified in the definition of Interest Period. If the Borrower fails to so timely deliver such a new notice, then the related Loans shall be made as (or continued as or converted into) Base Rate Loans (if denominated in Dollars) or Canadian Prime Rate Loans (if denominated in Canadian Dollars).

     SECTION 2.03. Bankers' Acceptances. (a) Acceptance Commitment. Any Borrower may issue Bankers' Acceptances denominated in Canadian Dollars, for purchase by the Canadian Banks under the Canadian Subfacility, in each case in accordance with the provisions of this Section 2.03.

     (b) Procedures.

          (i) The Borrower shall notify the Administrative Agent not later than 10:00 A.M. (Toronto time) one Business Day prior to the date of any Credit Event by way of Bankers' Acceptances (a "Notice of Request for Acceptances"), which notice shall specify (x) the date of such Credit Event

     (which shall be a Business Day), (y) the aggregate face amount of Banker's Acceptances to be issued (which shall be an Approved Amount) and (z) the maturity date thereof (which shall be a Business Day 30, 60, 90 or 180 days (excluding days of grace) after the date of issuance thereof, or such shorter or longer term as has been consented to by each Canadian Bank, and which shall in any event not be later than the Termination Date); provided that if the Borrower wishes to specify a maturity date that requires the consent of each Canadian Bank (an "Alternate Term") the Borrower shall deliver a Notice of Request for Acceptances not later than 10:00 AM (Toronto time) two Business Days prior to the date of such Credit Event. If the Borrower specifies an Alternate Term in any Notice of Request for Acceptances and the Administrative Agent shall not have received from any Canadian Bank written objection to such Alternate Term by 10:00 A.M. (Toronto time) on the first Business Day after receipt by the Administrative Agent of such notice, then each Canadian Bank shall be deemed to have consented to such Alternate Term; provided that such notice specifies that the consent of each Canadian Bank is required and that if such Canadian Bank does not timely object as set forth above, then such Canadian Bank shall be deemed to have consented. If any Canadian Bank timely objects as set forth above to any request for an Alternate Term, then the Administrative Agent shall promptly notify the Borrower and the Borrower shall deliver a new Notice of Request for Acceptances (which may be included as an alternative election in the original notice) specifying a different election of a maturity date 30, 60, 90 or 180 days after the date of issuance of such Bankers' Acceptance.

          (ii) To facilitate the acceptance of Bankers' Acceptances under this Agreement, each Borrower intending to issue Bankers' Acceptances may, as it considers necessary, provide to the Administrative Agent drafts ("Drafts"), in form satisfactory to the Administrative Agent, duly executed and endorsed in blank by such Borrower in quantities sufficient for each Canadian Bank to fulfill its obligations under this Section 2.03. Each Canadian Bank is hereby authorized to issue such Bankers' Acceptances endorsed in blank in such face amounts as may be determined by such Canadian Bank; provided that (x) the aggregate amount thereof so issued by any Canadian Bank in connection with any Credit Event is equal to the aggregate amount of Bankers' Acceptances required to be accepted by such Canadian Bank in connection with such Credit Event and (y) as provided in
     Section 2.03(b)(iv) the face amount of each Bankers' Acceptance shall be C$100,000 or any multiple thereof. No Canadian Bank shall be responsible or liable for its failure to accept a Bankers' Acceptance if the cause of such failure is, in whole or in part, the failure of any Borrower to provide duly executed and endorsed Drafts to the Administrative Agent on a timely basis. Each Canadian Bank will exercise the same degree of care with respect to such Drafts as it would exercise with respect to the management of its own property. Each Canadian Bank shall maintain a record with respect to Bankers' Acceptances (A) received by it from the Administrative Agent in blank hereunder, (B) voided by it for any reason,
     (C) accepted by it hereunder, (D) purchased by it hereunder and (E) cancelled at their respective maturities. Each Canadian Bank further agrees to retain such records in the manner and for the statutory periods provided in the various Canadian provincial or federal statutes and regulations which apply to such Canadian Bank.

          (iii) Drafts of any Borrower to be accepted as Banker's Acceptances hereunder shall be duly executed on behalf of such Borrower. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory for any Borrower may no longer be an authorized signatory for such Borrower at the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance, and any such Bankers' Acceptance so signed shall be binding on such Borrower.

          (iv) Promptly following receipt of a Notice of Request for Acceptances, the Administrative Agent shall so advise the Canadian Banks of the contents thereof and shall advise each Canadian Bank of the face amount of Bankers' Acceptances to be accepted by it and the term thereof. The aggregate face amount of Bankers' Acceptances to be accepted by a Canadian Bank shall be determined by the Administrative Agent on a pro rata basis by reference to the respective Canadian Commitments, except that, if the face amount of a Bankers' Acceptance, which would otherwise be accepted by a Canadian Bank, would not be C$100,000 or a larger multiple thereof, such face amount shall be increased or reduced by the Administrative Agent in its discretion to the nearest multiple of C$100,000.

          (v) Each Bankers' Acceptance to be accepted by a Canadian Bank shall be accepted at its Canadian Lending Office.

          (vi) On the date of each issuance of Bankers' Acceptances in accordance with this Section 2.03, each Canadian Bank shall purchase from the Borrower each Bankers' Acceptance accepted by it for a purchase price equal to the applicable BA Discount Proceeds determined on the basis of the Applicable BA Discount Rate, and shall remit to the Administrative Agent for the account of the Borrower the BA Discount

     Proceeds so determined less the Acceptance Fee payable by the Borrower to such Bank under Section 2.03(d) in respect of such Bankers' Acceptances.

          (vii) Each Canadian Bank may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it.

          (viii) Each Borrower waives presentment for payment and any other defense to payment of any amounts then due to a Canadian Bank in respect of a Bankers' Acceptance accepted by it pursuant to this Agreement which might exist solely by reason of such Bankers' Acceptance being held, at the maturity thereof, by such Canadian Bank in its own right, and each Borrower agrees not to claim any days of grace if such Canadian Bank as holder sues such Borrower on the Bankers' Acceptances for payment of the amount payable by such Borrower thereunder.

     (c) Each Bankers' Acceptance shall mature, and the face amount thereof shall be due and payable, on the maturity date specified in such Bankers' Acceptance. Any overdue amount of any Bankers' Acceptance shall bear interest, payable on demand, calculated daily until paid at a rate per annum equal to the sum of 2% plus the Canadian Prime Rate. Any payment of a maturing Bankers' Acceptance shall be made as provided in Section 2.14 (notwithstanding that any Canadian Bank or any other Person may be the holder thereof at maturity). Any such payment shall be made by deposit at the Payment Office and shall satisfy the applicable Borrower's obligations under the maturing Bankers'Acceptance to which it relates, and the Canadian Bank issuing the applicable Bankers' Acceptance shall thereafter be solely responsible for the payment of such Bankers' Acceptance.

     (d) An Acceptance Fee shall be payable by the Borrower to each Canadian Bank in advance (in the manner specified in Section 2.03(b)(vi)) upon the issuance of a Bankers' Acceptance to be accepted by such Canadian Bank calculated at the rate per annum equal to the BA Margin, such Acceptance Fee to be calculated on the face amount of such Bankers" Acceptance and to be computed on the basis of the number of days in the term of such Bankers' Acceptance.

     (e) Upon the occurrence of any Event of Default, and in addition to any other rights or remedies of any Canadian Bank and the Administrative Agent hereunder, any Canadian Bank or the Administrative Agent as and by way of collateral security (or such alternate arrangement as may be agreed upon by the relevant Borrower and such Bank or the Administrative Agent, as applicable) shall be entitled to deposit and retain in an account to be maintained by the Administrative Agent (bearing interest at the Administrative Agent's rates as may be applicable in respect of other deposits of similar amounts for similar terms) amounts which are received by such Canadian Bank or the Administrative Agent from such Borrower hereunder or as proceeds of the exercise of any rights or remedies of any Canadian Bank or the Administrative Agent hereunder against such Borrower, to the extent such amounts may be required to satisfy any contingent or unmatured obligations or liabilities of such Borrower to the Canadian Banks or the Administrative Agent, or any of them hereunder.

     (f) (i) It is understood that from time to time certain Schedule II Banks may not be authorized to or may, as a matter of general corporate policy, elect not to accept Drafts (each, an "Acceptance Note Bank"); accordingly, any Acceptance Note Bank may instead purchase Acceptance Notes of a Borrower in accordance with the provisions of Section 2.03(b) in lieu of creating Bankers' Acceptances for its account.

     (ii) In connection with any request by a Borrower for the creation of Bankers' Acceptances, such Borrower shall deliver to each Acceptance Note Bank non-interest bearing promissory notes (each, an "Acceptance Note") of such Borrower, substantially in the form of Exhibit M, having the same maturity as the Bankers' Acceptances to be created and in an aggregate principal amount equal to the aggregate amount of the Bankers' Acceptances that would otherwise have been required to be accepted by such Acceptance Note Bank. Each Acceptance Note Bank hereby agrees to purchase Acceptance Notes from any Borrower at the Applicable BA Discount Rate which would have been applicable if a Draft had been accepted by it (less any Acceptance Fee which would have been paid pursuant to Section 2.03(d) if such Acceptance Note Bank had created a Bankers' Acceptance), and such Acceptance Notes shall be governed by the provisions of this Section
2.03 as if they were Bankers' Acceptances.

     SECTION 2.04. Money Market Borrowings. (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01(a), any Borrower may, as set forth in this Section, request the US Banks during the Revolving Credit Period to make offers to make Money Market Loans to such Borrower denominated in Dollars or in any Alternative Currency; provided that the aggregate Dollar Amount of Money Market Loans denominated in Alternative Currencies may not exceed $75,000,000. The Banks may, but shall have no obligation to, make such offers and such Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section, all within the limits of the US Subfacility.

     (b) Money Market Quote Request. When a Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit C hereto so as to be received not later than 10:30 A.M. (Eastern time) on (x) the fifth Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

          (i) the proposed date of Borrowing, which shall be a Business Day;

          (ii) the currency in which such Borrowing is to be denominated, which shall be Dollars or an Alternative Currency;

          (iii) the aggregate amount of such Borrowing, which shall be an Approved Amount;

          (iv) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

          (v) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Business Days (or such other number of days as the Company and the Administrative Agent may agree) of any other Money Market Quote Request.

     (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Administrative Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit D hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

     (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 11.01 not later than (x) 2:00 P.M. (Eastern time) on the fourth Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:30 A.M. (Eastern time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Administrative Agent (or any affiliate of the Administrative Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than
(x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles 3 and 6, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

          (ii) Each Money Market Quote shall be in substantially the form of Exhibit E hereto and shall in any case specify:

               (A) the proposed date of Borrowing,

               (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000 (or a comparable amount in an Alternative Currency as determined by the Administrative Agent),
          (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

               (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

               (D) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

               (E) the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

          (iii) any Money Market Quote shall be disregarded if it:

               (A) is not substantially in conformity with Exhibit E hereto or does not specify all of the information required by subsection (d)(ii) above;

               (B) contains qualifying, conditional or similar language;

               (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

               (D) arrives after the time set forth in subsection (d)(i) above.

     (e) Notice to Borrower. The Administrative Agent shall promptly notify the Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

     (f) Acceptance and Notice by Borrower. Not later than 10:30 A.M. (Eastern time) on (x) the third Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

          (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

          (ii) the principal amount of each Money Market Borrowing must be an Approved Amount;

          (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

          (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

     (g) Allocation by Administrative Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Banks as nearly as possible (in such multiples as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Administrative Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

     SECTION 2.05. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank having a Commitment of the related Class of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

     (b) On the date of each Borrowing, each Bank participating therein shall
(i) if such Borrowing is to be made in Dollars or Canadian Dollars, make available its share of such Borrowing in such currency not later than 2:00 P.M. (Eastern time) in immediately available funds to the Administrative Agent at the Payment Office or (ii) if such Borrowing is to be made in another Alternative Currency, make available its share of such Borrowing in such Alternative Currency (in such funds as may then be customary for the settlement of international transactions in such Alternative Currency) to the account of the Administrative Agent at such time and Payment Office as shall have been notified by the Administrative Agent to the Banks by at least two Business Days' notice. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Payment Office.

     (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection
(b) of this Section and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) if such amount is repaid by the relevant Borrower, a rate per annum equal to the interest rate applicable thereto pursuant to
Section 2.08 (or, if higher, the rate determined by the Administrative Agent to be its cost of funds (which determination shall be conclusive absent manifest error)) and (ii) if such amount is repaid by such Bank, the rate determined by the Administrative Agent to be its cost of funds (which determination shall be conclusive absent manifest error). If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

     SECTION 2.06. Registry. (a) Each Administrative Agent shall maintain a register (a "Register") on which it will record the Commitment (if any) of the applicable Class of each Bank, each Loan of such Class made by such Bank and each repayment of any such Loan made by such Bank. Any such recordation by an Administrative Agent on a Register shall be conclusive, absent manifest error. With respect to any Bank, the assignment or other transfer of the Commitment (if any) of the applicable Class of such Bank and the rights to the principal of, and interest on, any Loan of such Class made pursuant to this Agreement shall not be effective until such assignment or other transfer is recorded on the applicable Register and otherwise complies with Section 11.06(c). The registration of assignment or other transfer of all or part of any Commitments, Loans and Notes for a Bank shall be recorded by the applicable Administrative Agent on the applicable Register only upon the acceptance by such Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement referred to in Section 11.06(c). Each Register shall be available at the offices where kept by the applicable Administrative Agent for inspection by the Company and any Bank at any reasonable time upon reasonable prior notice to such Administrative Agent. Each Bank shall record on its internal records (including computerized systems) the foregoing information as to its own Commitment and Loans. Failure to make any such recordation, or any error in such recordation, shall not affect the obligations of any Borrower hereunder.

     (b) Each Borrower hereby agrees that, upon the request of any Bank at any time, any or all of such Bank's Loans shall be evidenced by one or more Notes of such Borrower payable to the order of such Bank and representing the obligation of such Borrower to pay the unpaid principal amount of such Loans to such Borrower made by such Bank, with interest as provided herein on the unpaid principal amount of such Loans from time to time outstanding.

     SECTION 2.07. Maturity of Loans.

     (a) Each Committed Loan shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the Termination Date.

     (b) Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the last day of the Interest Period applicable to such Borrowing.

     SECTION 2.08. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Canadian Base Rate (in the case of Canadian Base Rate Loans) or the US Base Rate (in the case of US Base Rate Loans) for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and, with respect to the principal amount of any Base Rate Loan converted to a CD Loan or a Euro-Dollar Loan, on the date such Base Rate Loan is so converted. Any overdue principal of or overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Canadian Base Rate or US Base Rate, as applicable, for such day.

     (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Interest Period; provided that if any CD Loan shall, as a result of the concluding proviso to the definition of Interest Period, have an Interest Period of less than 30 days, such CD Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of or overdue interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the CD Margin plus the Adjusted CD Rate applicable to such Loan at the date such payment was due and (ii) the Base Rate for such day.

     The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                             [    CDBR    ]*
           ACDR     =        [------------]     + AR
                             [ 1.00 - DRP ]

           ACDR     =     Adjusted CD Rate
           CDBR     =     CD Base Rate
            DRP     =     Domestic Reserve Percentage
             AR     =     Assessment Rate
----------
* The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%

     The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

     "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

     "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. ss. 327.4(a) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

     (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate for Dollars applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

     The "London Interbank Offered Rate" applicable to any Interest Period for any currency (other than Belgian francs) means the rate appearing on Page 3740 or 3750 of the Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of the Telerate Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in such currency in the London interbank market) at approximately 11:00 A.M. (London time) two Business Days prior to the commencement of such Interest Period, as the rate for deposits in such currency with a maturity comparable to such Interest Period. In the event that such rate is not so available at such time for any reason, then the "London Interbank Offered Rate" with respect to such Euro-Dollar Borrowing for such Interest Period shall be the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in such currency are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     (d) Any overdue principal of or overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Loan at the date such payment was due and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Business Days, then for such other period of time not longer than three months as the Administrative Agent may select) deposits in Dollars or the relevant Alternative Currency in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the Base Rate for such day).

     (e) Each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.08(c) as if the related Money Market LIBOR Borrowing were a Euro-Dollar Borrowing and (i) in the case of a Borrowing in an Alternative Currency (other than Belgian francs), based on the London Interbank Offered Rate for such Alternative Currency rather than for Dollars and (ii) in the case of a Borrowing in Belgian francs, based on the comparable quotations for Belgian francs rather than for such other currencies) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.04. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.04. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (i) in the case of Money Market Loans denominated in Dollars, the sum of 2% plus the Base Rate for such day and (ii) in the case of Money Market Loans denominated in an Alternative Currency, at a rate per annum determined in accordance with Section 2.07(d) as if such Money Market Loans were Euro-Dollar Loans, but based on comparable quotations for such Alternative Currency rather than for Dollars.

     (f) Each Canadian Prime Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Canadian Prime Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date. Any overdue principal of or overdue interest on any Canadian Prime Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Canadian Prime Rate for such day.

     (g) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     (h) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Agreement. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

     SECTION 2.09. Fees. (a) Facility Fee. The Borrowers shall pay to the Administrative Agent for the account of the Banks ratably a facility fee at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule). Such facility fee shall accrue (i) from and including the Effective Date to but excluding the date of termination of the Commitments in their entirety, on the daily aggregate amount of the Commitments (whether used or unused) and (ii) from and including such date of termination to but excluding the date the Loans and Bankers' Acceptances shall be repaid in their entirety, on the daily aggregate Total Outstandings. Fees accrued pursuant to clause (i) of the preceding sentence shall be allocated among the Banks in accordance with the respective Dollar Amounts of their Commitments, while fees accrued pursuant to clause (ii) shall be allocated among the Banks ratably in proportion to the respective outstanding Dollar Amounts of Loans made and Bankers' Acceptances accepted by them. The portion of the facility fee that shall be the obligation of each Borrower other than the Company or BetzDearborn Canada for any period shall be based on the average daily aggregate outstanding Dollar Amount of Loans to and Bankers' Acceptances issued by such Borrower during such period in relation to the average daily aggregate amount of the Commitments during such period, all as determined by the Administrative Agent, which determination shall be conclusive absent manifest error. Betz Dearborn Canada shall be responsible for any remaining portion of the facility fee allocated to the Canadian Commitments, and the Company shall be solely responsible for payment of the balance of the facility fee.

     (b) Utilization Fee. The Borrowers shall pay to the Administrative Agent for the account of the Banks a utilization fee at the rate of 0.05% per annum. Such utilization fee shall accrue from and including October 20, 1998 to but excluding the date of termination of the Commitments in their entirety, on an amount equal to the lesser of (i) the excess of the daily aggregate Total Outstandings over $375,000,000 and (ii) the sum of the daily aggregate Dollar Amount of all Committed Loans outstanding which are US Loans and the daily aggregate Canadian Outstandings of all Canadian Banks. Such fee shall be allocated among the Banks ratably on the basis of the respective daily outstanding aggregate Dollar Amounts of Committed Loans made and Bankers' Acceptances accepted by them. The portion of the utilization fee that shall be the obligation of each Borrower for any period shall be based on the average daily aggregate outstanding Dollar Amount of Committed Loans to and Bankers' Acceptances issued by such Borrower during such period in relation to the average daily aggregate outstanding Dollar Amount of all Committed Loans and Bankers' Acceptances during such period, all as determined by the Administrative Agent, which determination shall be conclusive absent manifest error.

     (c) Payments. Accrued fees under this Section shall be payable in Dollars quarterly in arrears on each Quarterly Date and on the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety).

     SECTION 2.10. Optional Termination, Reduction or Reallocation of Commitments. (a) During the Revolving Credit Period, the Company may, upon at least three Business Days' notice to the Administrative Agent, (i) terminate the Commitments of either Class in their entirety at any time, if no Loans of such Class (and, in the case of the Canadian Subfacility, no Bankers' Acceptances) are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $25,000,000 or a larger multiple of $1,000,000, the aggregate of the

Commitments of either Class in excess of the aggregate outstanding Dollar Amount of Loans of such Class (together with, in the case of the Canadian Subfacility, the aggregate outstanding Dollar Amount of Bankers' Acceptances). Any termination or reduction of the Commitments of either Class pursuant to this subsection (a) shall be permanent (subject to subsection (b)).

     (b) During the Revolving Credit Period, the Company may (i) upon at least three Business Days' notice to the Administrative Agents, ratably reduce from time to time by an Approved Amount the aggregate amount of the Canadian Commitments in excess of the aggregate Canadian Outstandings of all Canadian Banks or (ii) if and to the extent the Canadian Commitments shall have previously been reduced pursuant to this subsection (b), (x) upon at least three Business Days' notice to the Administrative Agents prior to the first day of a calendar quarter or (y) upon at least 10 Business Days' notice to Administrative Agents at any other time (but subject in the case of this clause (y) to the written consent of all Canadian Banks), ratably increase the aggregate amount of the Canadian Commitments by an Approved Amount (such increase to be effective on the date specified in such notice); provided that after giving effect to such increase of the Canadian Commitments (and the consequent decrease in the US Commitments) (A) the aggregate amount of the Canadian Commitments shall not exceed $250,000,000, (B) the aggregate outstanding Dollar Amount of US Loans which are Committed Loans made by any Bank shall not exceed the US Commitment of such Bank and (C) the aggregate outstanding Dollar Amount of the US Loans shall not exceed the aggregate amount of the US Commitments. An increase or decrease in the Canadian Commitment of any Canadian Bank pursuant to this subsection (b) shall result in an automatic and simultaneous decrease or increase, respectively, in an equal amount in the US Commitment of its Related US Bank.

     SECTION 2.11. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the Type of interest rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the Type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

          (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans of the same Class or, if such Base Rate Loans are US Loans, to CD Loans;

          (ii) if such Loans are CD Loans, the Borrower may elect to convert such Loans to Base Rate Loans or Euro-Dollar Loans of the same Class or elect to continue such Loans as CD Loans for an additional Interest Period, subject to Section 2.15 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans; and

          (iii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans of the same Class or, if such Euro-Dollar Loans are US Loans, to CD Loans or elect to continue such Loans as Euro-Dollar Loans of the same Class for an additional Interest Period, subject to Section 2.15 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Administrative Agent not later than 10:30 A.M. (Eastern time) on the earlier of (x) the date on which a notice of prepayment would be required to be given pursuant to Section 2.12 were the Loans to be optionally prepaid on the effective date of such conversion or continuation and (y) the date on which a Notice of Committed Borrowing would be required to be given were the Loans resulting from such conversion or continuation instead to be borrowed on the effective date thereof. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each an Approved Amount. If no such notice is timely received prior to the end of an Interest Period, the Borrower shall be deemed to have elected that all Committed Loans having such Interest Period be converted to Base Rate Loans (if denominated in Dollars) or Canadian Prime Rate Loans (if denominated in Canadian Dollars).

     (b) Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall be a Business Day;

          (iii) if the Loans comprising such Group are to be converted, the new Type of Loans and, if the Loans being converted are to be Fixed Rate Loans, the duration of the next succeeding Interest Period applicable thereto; and

          (iv) if such Loans are to be continued as Loans of the same Type for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

     (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall promptly notify each Bank having a related Loan of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

     (d) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this Section shall not constitute a "Borrowing" subject to the provisions of Section 3.02.

     SECTION 2.12. Scheduled Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

     SECTION 2.13. Optional Prepayments; Collateralization of Bankers' Acceptances. (a) Subject in the case of any Fixed Rate Borrowing to Section 2.15, any Borrower may, upon notice to the Administrative Agent as provided below, prepay any Group of Loans in whole at any time, or from time to time in part in an Approved Amount, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Notice of prepayment pursuant to this Section shall be given to the Administrative Agent not later than 10:30 A.M. (Eastern Time) on (i) the date of prepayment, in the case of Base Rate Loans or Canadian Prime Rate Loans, (ii) the Business Day prior to the date of prepayment, in the case of CD Loans and (iii) the third Business Day prior to the date of prepayment, in the case of Euro-Dollar Loans. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group.

     (b) Except as provided in subsection (a) above no Borrower may prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof without the consent of the Bank making such Money Market Loan.

     (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

     (d) Bankers' Acceptances may not be prepaid. The Borrower may, however, at its option, exercisable upon not less than one Business Day's notice to the Administrative Agent, elect to deposit with the Administrative Agent Canadian Dollars in immediately available funds (in an Approved Amount) to be held by the Administrative Agent, pursuant to collateral arrangements satisfactory to it, for application to the payment of any Group of Bankers' Acceptances designated by the Borrower in such notice. If such a deposit is made, then such Bankers' Acceptances shall (to the extent of such deposit) be deemed no longer outstanding for purposes of this Agreement.

     SECTION 2.14. General Provisions as to Payments. (a) Each payment of principal of and interest on any Loan shall be made in the currency in which such Loan was made. Each payment of any Bankers' Acceptance shall be made in Canadian Dollars. Each payment of principal of and interest on Loans denominated in Dollars or Canadian Dollars, of Bankers' Acceptances and of fees hereunder shall be made not later than 2:00 P.M. (Eastern Time) on the date when due, in immediately available funds, to the Administrative Agent at the Payment Office. Each payment of principal of and interest on any other Alternative Currency Loans shall be made in the relevant Alternative Currency in such funds as may then be customary for the settlement of international transactions in such Alternative Currency, for the account of the Administrative Agent at such time and Payment Office as shall have been notified by the Administrative Agent to the relevant Borrower and Banks by at least two Business Days' notice. The Administrative Agent will promptly distribute to each Bank its ratable share (if any) of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans or the Money Market LIBOR Loans shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Business Day. Whenever any payment of principal of, or interest on, the Loans of any other Type or on Bankers' Acceptances shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     (b) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due from such Borrower to the Banks hereunder that such Borrower will not make such payment in full, the

Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that such Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the rate determined by the Administrative Agent to be its cost of funds (which determination shall be conclusive absent manifest error).

     SECTION 2.15. Funding Losses. If a Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted or continued (pursuant to Article 2, 6 or 8 or otherwise, other than due to Section 8.02(b)) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.08(d), or if a Borrower fails to borrow, prepay, convert or continue any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.05(a), 2.13(c) or 2.11(c), such Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense reasonably incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties in the principal amount so prepaid or in the principal amount which the Borrower failed to borrow, prepay, convert or continue, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, convert or continue, provided that such Bank shall have delivered to such Borrower a certificate as to the amount of such loss or expense and showing the calculation thereof, which certificate shall be conclusive in the absence of manifest error.

     SECTION 2.16. Computation of Interest and Fees. Interest based on the Canadian Base Rate, US Base Rate, Prime Rate or the Canadian Prime Rate and all Acceptance Fees shall be computed on the basis of a year of 365 days (or, other than with respect to Acceptance Fees, 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). For the purposes of this Agreement, whenever any interest is calculated on the basis of a period of time other than a calendar year, the annual rate of interest to which each rate of interest determined pursuant to such calculation is equivalent for the purposes of the Interest Act (Canada) is such rate as so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days used in the basis for such determination.

     SECTION 2.17. Regulation D Compensation. Each Bank may, so long as such Bank shall be required to maintain reserves in respect of "Eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets that includes loans by a non-United States office of such Bank to United States residents), require any Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by
(B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify such Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall notify such Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans of the amount then due it under this Section.

     SECTION 2.18. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from any Borrower hereunder or under any of the Notes in the currency expressed to be payable herein or under the Notes (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent's New York office at 11:00 A.M. (New York City time) on the Business Day preceding that on which final judgment is given. The obligations of each Borrower in respect of any sum due to any Bank or the Administrative Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Bank or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Bank or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the specified currency with such other currency; if the amount of the specified currency so purchased is less than the sum originally due to such Bank or the Administrative Agent, as the case may be, in the specified currency, each Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Bank or the Administrative Agent, as the case may be, and (b) any amounts shared with other Banks as a result of allocations of such excess as a disproportionate payment to such Bank under Section 11.04, such Bank or the Administrative Agent, as the case may be, agrees to remit such excess to the appropriate Borrower.

     SECTION 2.19. Foreign Costs. (a) If the cost to any Bank of making or maintaining any Loan or accepting or purchasing any Bankers'Acceptance is increased, or the amount of any sum received or receivable by any Bank (or its Applicable Lending Office) is reduced by an amount deemed by such Bank to be material, by reason of the fact that the Borrower of such Loan or Bankers' Acceptance is incorporated in, or conducts business in, (i) in the case of US Loans, a jurisdiction outside the United States of America or (ii) in the case of Canadian Loans or Bankers' Acceptances, a jurisdiction outside Canada, such Borrower shall indemnify such Bank for such increased cost or reduction within 15 days after demand by such Bank (with a copy to the Administrative Agent). A certificate of such Bank claiming compensation under this subsection (a) and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error.

     (b) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge that will entitle such Bank to additional compensation pursuant to subsection (a) and will designate a different Applicable Lending Office if, in the judgment of such Bank, such designation will avoid the need for, or reduce the amount of, such compensation and will not be otherwise disadvantageous to such Bank.

     SECTION 2.20. Currency Equivalents. (a) The Administrative Agent shall determine the Dollar Amount of each Alternative Currency Loan and Bankers' Acceptance as of the date of Borrowing or issuance thereof, and the Dollar Amount so determined shall be the Dollar Amount of such Alternative Currency Loan or Bankers' Acceptance for so long as such Loan or Bankers' Acceptance remains outstanding (appropriately adjusted for any partial prepayment or collateralization thereof); provided that if and for so long as the aggregate Canadian Outstandings so determined of all Canadian Banks exceed 50% of the aggregate amount of the Canadian Commitments, then the Dollar Amount of each outstanding Alternative Currency Loan and Bankers' Acceptance shall be determined as of the last Business Day of each calendar month. Each such determination shall be based on the Spot Rate (i) on the date of the related Notice of Utilization (in the case of Canadian Loans or Bankers' Acceptances) or Money Market Quote Request (in the case of Money Market Loans) for purposes of the initial such determination for any Alternative Currency Loan or Bankers'

Acceptance and (ii) the second Business Day prior to the date as of which such Dollar Amount is to be determined for purposes of any subsequent determination. The Administrative Agent shall promptly notify the Borrower and the Banks of each Dollar Amount so determined by it.

     (b) If after giving effect to any such determination of a Dollar Amount, the aggregate Canadian Outstandings so determined of all Canadian Banks exceed 105% of the aggregate amount of the Canadian Commitments, the Borrowers shall within 30 days take such action pursuant to Section 2.10 and Section 2.13 as may be necessary to cause the aggregate Canadian Outstandings of all Canadian Banks to be equal to or less than the aggregate amount of the Canadian Commitments; provided that such action shall be taken within 10 days if upon such determination of a Dollar Amount, the sum of the aggregate Dollar Amount of all outstanding US Loans and the aggregate Canadian Outstandings of all Canadian Banks exceed the aggregate amount of the Total Commitments.


                                    ARTICLE 3
                                   CONDITIONS

     SECTION 3.01. Closing. The closing hereunder shall occur upon receipt by the General Administrative Agent of the following documents, each dated the Closing Date unless otherwise indicated:

     (a) a duly executed copy of this Agreement and duly executed Notes of each of the Company and BetzDearborn Canada for the account of each Bank which shall have requested the same not less than two Business Days prior to the Closing Date, each such Note to be dated on or before the Closing Date and to comply with the provisions of Section 2.06;

     (b) an opinion of Morgan, Lewis & Bockius LLP, counsel for the Company and United States counsel for BetzDearborn Canada, substantially in the form of Exhibit F-1 hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

     (c) an opinion of Bennett Jones Verchere, Canadian counsel for BetzDearborn Canada, substantially in the form of Exhibit F-2 hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

     (d) an opinion of Davis Polk & Wardwell, special counsel for the Agents, substantially in the form of Exhibit G hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

     (e) all documents the General Administrative Agent may reasonably request relating to the existence of the Company and BetzDearborn Canada, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the General Administrative Agent; and

     (f) evidence satisfactory to the General Administrative Agent that the payments contemplated by Section 3.04 have been made.

     The General Administrative Agent shall promptly notify the Company and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

     SECTION 3.02. Borrowings and Acceptances of Bankers' Acceptances. The obligation of any Bank to make a Loan on the occasion of any Borrowing, and the obligation of any Canadian Bank to accept or purchase any Bankers' Acceptance, is subject to the satisfaction of the following conditions:

     (a) the fact that the Closing Date shall have occurred on or prior to October 31, 1997;

     (b) receipt by the Administrative Agent of a Notice of Utilization as required by Section 2.02, 2.03 or 2.04, as the case may be;

     (c) the facts that, immediately after such Credit Event, (i) the aggregate Dollar Amount of all outstanding Loans of the related Class (together with, in the case of the Canadian Subfacility, the aggregate outstanding Dollar Amount of Bankers' Acceptances) will not exceed the aggregate amount of the Commitments of such Class and (ii) the Total Outstandings will not exceed the aggregate amount of the Total Commitment;

     (d) the fact that, immediately before and after such Credit Event, no Default shall have occurred and be continuing; provided that this clause shall not be applicable to a Credit Event under the Canadian Subfacility which results in no increase in the aggregate Canadian Outstandings of all Canadian Banks; and

     (e) the fact that the representations and warranties of the Borrower (and, if the Borrower is an Eligible Subsidiary, of the Company) contained in this Agreement (except, in the case of any Borrowing after the Closing Date, the representations and warranties set forth in Section 4.11) shall be true in all material respects on and as of the date of such Credit Event; provided that this clause shall not be applicable to a Credit Event under the Canadian Subfacility which results in no increase in the aggregate Canadian Outstandings of all Canadian Banks.

Each Credit Event hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Credit Event as to satisfaction of the applicable conditions specified in clauses (c), (d) and (e) of this Section.

     SECTION 3.03. First Borrowing by Each Eligible Subsidiary. The obligation of each Bank to make a Loan or to accept or purchase a Bankers' Acceptance on the occasion of the first Credit Event for each Eligible Subsidiary is subject to the satisfaction of the following further conditions (except to the extent previously satisfied pursuant to Section 3.01, in the case of BetzDearborn Canada):

     (a) receipt by the Administrative Agent for the account of each Bank requesting the same of a duly executed Note of such Eligible Subsidiary, dated on or before the date of such Borrowing complying with the provisions of Section 2.06;

     (b) receipt by the Administrative Agent of an opinion or opinions of counsel for such Eligible Subsidiary and/or for the Company acceptable to the Administrative Agent and addressed to the Administrative Agent and the Banks, substantially to the effect of Exhibit J hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request; and

     (c) receipt by the Administrative Agent of all documents which it may reasonably request relating to the existence of such Eligible Subsidiary, the corporate authority for and the validity of the Election to Participate of such Eligible Subsidiary, this Agreement and the Notes of such Eligible Subsidiary, and any other matters relevant thereto, all in form and substance satisfactory to the Administrative Agent.

     SECTION 3.04. Termination of Existing Credit Agreement. On the Closing Date, and subject to the satisfaction of the conditions specified in Section 3.01, (i) the borrowers under the Existing Credit Agreement shall pay all accrued fees thereunder and all principal of and interest on loans outstanding thereunder and (ii) the commitments under the Existing Credit Agreement shall terminate automatically, without further action of any party thereto. The Company, BetzDearborn Canada and the Banks which are parties to the Existing Credit Agreement (constituting the "Required Banks" as defined therein) hereby agree to waive any requirement of notice or any limitation on prepayments in connection with implementation of the foregoing.


                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants that:

     SECTION 4.01. Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and its Notes are within the corporate powers of the Company, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

     SECTION 4.03. Binding Effect. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company and each of its Notes, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Company, in each case enforceable in accordance with its terms.

     SECTION 4.04. Financial Information. (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 1996 and the related consolidated statements of operations, cash flows and common shareholders' equity for the fiscal year then ended, reported on by Ernst & Young LLP and set forth in the Company's 1996 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

     (b) The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of June 30, 1997 and the related unaudited consolidated statements of operations and cash flows for the six months then ended, set forth in the Company's quarterly report for the fiscal quarter ended June 30, 1997 as filed with the Securities and Exchange Commission on Form 10-Q, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such six month period (subject to normal year-end adjustments).

     (c) Since June 30, 1997 there has been no material adverse change in the business, financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole.

     SECTION 4.05. Litigation. There is no action, suit or proceeding pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

     SECTION 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

     SECTION 4.07. Environmental Matters. In the ordinary course of its business, the Company conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Company has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to have an effect on the business, financial condition, results of operations or prospects of the Company and its Consolidated Subsidiaries, considered as a whole, that would be materially adverse in relation to the Banks.

     SECTION 4.08. Taxes. The Company and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except in the case of any assessment, if such assessment is being contested by the Company or its Subsidiaries by appropriate proceedings. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

     SECTION 4.09. Subsidiaries. Each of the Company's corporate Material Subsidiaries is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     SECTION 4.10. Regulatory Restrictions on Borrowing. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

     SECTION 4.11. Full Disclosure. Neither the description of the Company in the Information Memorandum, as of the date of the Information Memorandum, nor any statement or certification furnished by the Company to any Agent or Bank pursuant to this Agreement, as of the date of such statement or certification, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make any statements contained therein, in the light of the circumstances under which they were made, not misleading.


                                    ARTICLE 5
                                    COVENANTS

     The Company and, where stated, each other Borrower agree that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

     SECTION 5.01. Company Information. The Company will deliver to the General Administrative Agent for delivery to each of the Banks:

     (a) as soon as available and in any event within 100 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, cash flows and common shareholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Ernst & Young LLP or other independent public accountants of nationally recognized standing;

     (b) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of operations for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter and the related consolidated statement of cash flows for the portion of the Company's fiscal year ended at the end of such quarter, setting forth in the case of such statements of operations and cash flows, in comparative form, the figures for the corresponding periods of the Company's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles (except as to the absence of footnotes) and consistency by the chief financial officer or the chief accounting officer of the Company;

     (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Company (i) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Sections 5.08(b) and 5.10(g), (h) and (l) and 5.11 to 5.14, inclusive, on the date of such financial statements, (ii) if the One-Time Pricing Option (as defined in the Pricing Schedule) has not been exercised, setting forth the calculations required to establish the Applicable Pricing Ratio (as defined in the Pricing Schedule) and (iii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

     (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) as to whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements (it being understood that such accountants shall not thereby be required to perform any procedures not otherwise required under generally accepted auditing standards) and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

     (e) within five days after the chief financial officer, the treasurer or chief accounting officer of the Company obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer, the treasurer or the chief accounting officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

     (f) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

     (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports (other than the exhibits thereto) on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Company shall have filed with the Securities and Exchange Commission;

     (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice;

(iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take; and

     (i) from time to time such additional information regarding the financial position or business of the Company and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

     SECTION 5.02. Other Borrower Information. Each Borrower other than the Company will deliver to the General Administrative Agent for delivery to each of the Banks:

     (a) as soon as available and in any event within 140 days after the end of each fiscal year of such Borrower, a consolidated balance sheet of such Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, cash flows and common shareholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified as to fairness of presentation and consistency by the chief financial officer or the chief accounting officer of such Borrower; and

     (b) from time to time such additional information regarding the financial position or business of such Borrower as the Administrative Agent, at the request of any Bank, may reasonably request.

     SECTION 5.03. Payment of Obligations. Each Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, at or before maturity, all their respective material obligations and liabilities (including, without limitation, material tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each of its Subsidiaries to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

     SECTION 5.04. Maintenance of Property; Insurance. (a) Each Borrower will keep, and will cause each of its Subsidiaries to keep, all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

     (b) Each Borrower will, and will cause each of its Subsidiaries to, maintain (either in the name of the Company or in such Borrower's or Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all its respective properties in at least such amounts, against at least such risks and with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried.

     SECTION 5.05. Conduct of Business and Maintenance of Existence. Each Borrower and its Subsidiaries taken as a whole will continue to engage in business of the same general type as now conducted by such Borrower and its Subsidiaries, and each Borrower will preserve, renew and keep in full force and effect, and will cause each of its Subsidiaries to preserve, renew and keep in full force and effect, its respective corporate existence and its respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section shall prohibit (i) the consolidation or merger of a Subsidiary (other than an Eligible Subsidiary with obligations with respect to Borrowings or Bankers' Acceptances outstanding hereunder) with or into another Person, (ii) the consolidation or merger of an Eligible Subsidiary with or into another Eligible Subsidiary or (iii) the termination of the corporate existence of any Subsidiary (other than an Eligible Subsidiary with obligations with respect to Borrowings or Bankers' Acceptances outstanding hereunder) if, in the case of clauses (i), (ii) and (iii), the Company in good faith determines that such consolidation, merger or termination is in the best interest of the Company and is not materially disadvantageous to the Banks.

     SECTION 5.06. Compliance with Laws. Each Borrower will comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

     SECTION 5.07. Inspection of Property, Books and Records. Each Borrower will keep, and will cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each of its Subsidiaries to permit, representatives of any Bank at such Bank's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records and to discuss its respective affairs, finances and accounts with its respective officers, employees and independent public accountants, all at such reasonable times as may be desired.

     SECTION 5.08. Mergers and Sales of Assets. (a) The Company will not consolidate or merge with or into any other Person; provided that the Company may merge with another Person if (x) the Company is the corporation surviving such merger and (y) after giving effect to such merger, no Default shall have occurred and be continuing.

     (b) The Company will not sell, lease or otherwise transfer, directly, or indirectly, assets (exclusive of assets transferred in the ordinary course of business and any Permitted Receivables Disposition) if after giving effect to such transfer the aggregate book value of assets so transferred subsequent to the date of this Agreement would exceed 25% of Consolidated Assets as of the day preceding the date of such transfer.

     SECTION 5.09. Use of Proceeds. The proceeds of the Loans made under this Agreement and of the Bankers' Acceptances accepted and purchased under this Agreement will be used by the Borrowers for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

     SECTION 5.10. Negative Pledge. Neither any Borrower nor any Subsidiary of any Borrower will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

     (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal or face amount not exceeding $15,000,000;

     (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary of a Borrower and not created in contemplation of such event;

     (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition or completion of construction thereof;

     (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into a Borrower or a Subsidiary of a Borrower and not created in contemplation of such event;

     (e) any Lien existing on any asset prior to the acquisition thereof by a Borrower or a Subsidiary of a Borrower and not created in contemplation of such acquisition;

     (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that the proceeds or such Debt are used solely for the foregoing purpose and to pay financing costs and such Debt is not secured by any additional assets;

     (g) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $25,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

     (h) Liens on cash and cash equivalents securing Derivatives Obligations, provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $25,000,000;

     (i) Liens for current taxes, assessments and other governmental charges not yet due and payable or being contested in good faith and as to which adequate reserves in accordance with generally accepted accounting principles have been established;

     (j) mechanics, materialmen's, carrier's, warehousemen's or similar liens for sums not yet due and owing or being contested in good faith and as to which adequate reserves in accordance with generally accepted accounting principles have been established;

     (k) Liens created in connection with Permitted Securitization Transactions; provided that, except for the assets transferred pursuant to Permitted Receivables Dispositions made in connection with such Permitted Securitization

Transactions, no such Lien may extend to any assets of the Company or any Subsidiary of the Company that is not a Bankruptcy Remote Subsidiary; and

     (l) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal or face amount at any date not to exceed an amount equal to the excess of 10% of Consolidated Net Worth over the aggregate Value of Sale-Leaseback Transactions which would not have been permitted under Section 5.14 but for this clause (l).

     SECTION 5.11. Debt to Total Capital. The ratio of Consolidated Debt to Total Capital shall not exceed during any period set forth below the applicable ratio set forth below for such period. For purposes of this Section 5.11 Consolidated Debt shall exclude accreted discount on Bankers' Acceptances.


         Period                                                           Ratio
         ------                                                           -----
         Closing Date to December 30, 1997                                 70%
         December 31, 1997 - December 30, 1998                             67%
         December 31, 1998 - December 30, 1999                             63%
         December 31, 1999 - December 30, 2000                             59%
         December 31, 2000 and thereafter                                  55%


     SECTION 5.12. Debt of Subsidiaries. Total Debt of all Subsidiaries (excluding Debt (i) of a Subsidiary owing to the Company, (ii) of a Subsidiary owing to a wholly owned Subsidiary, (iii) of an Eligible Subsidiary under this Agreement or (iv) incurred in connection with a refinancing of the Canadian Facility, but only to the extent that the amount of such Debt incurred in reliance on this clause (iv) does not exceed the amount by which the Commitments shall have been reduced pursuant to Section 2.09(b) in connection with such refinancing of the Canadian Facility) will at no time exceed $125,000,000. For purposes of this Section any preferred stock of a Consolidated Subsidiary held by a Person other than the Company or a Wholly-Owned Consolidated Subsidiary shall be included, at the higher of its voluntary or involuntary liquidation value, in the "Debt" of such Consolidated Subsidiary.

     SECTION 5.13. Minimum Consolidated Net Worth. Consolidated Net Worth will at no time be less than an amount equal to the sum of (i) $295,000,000 plus (ii) an amount equal to 25% of Consolidated Net Income for each fiscal quarter of the Company ending after June 30, 1997 and on or prior to the date of determination, in each case, for which Consolidated Net Income is positive (but with no deduction on account of negative Consolidated Net Income for any fiscal quarter of the Company) plus (iii) 50% of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by


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


the Board of Directors of the Company), received by the Company from the issuance and sale after the date hereof of any capital stock of the Company (other than the proceeds of any issuance and sale of any capital stock (x) to a Subsidiary of the Company or (y) which is required to be redeemed, or is redeemable at the option of the holder, at any time) or in connection with the conversion or exchange of any Debt of the Company into capital stock of the Company after June 30, 1997.

     SECTION 5.14. Sale-leaseback Transactions. Neither any Borrower nor any of their respective Subsidiaries will engage in any Sale-Leaseback Transaction unless such Borrower or such Subsidiary would be entitled, pursuant to the provisions of Section 5.10, to incur Debt with a principal amount equal to or exceeding the Value of such Sale-Leaseback Transaction secured by a Lien on the property to be leased (after giving similar effect to all other Sale-Leaseback Transactions in effect at such time). For purposes of this Section and Section 5.10(l), "Value" means, with respect to a Sale-Leaseback Transaction, at any time, the amount equal to the greater of (i) the net proceeds of the sale or transfer of the property leased pursuant to such Sale-Leaseback Transaction and
(ii) the fair value in the opinion of the Board of Directors of the Company of such property at the time of entering into such Sale-Leaseback Transaction, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

     SECTION 5.15. Transactions with Affiliates. No Borrower will, nor will it permit any of its Subsidiaries to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to such Borrower or such Subsidiary as could have been obtained from a third party who was not an Affiliate; provided that the foregoing provisions of this Section shall not prohibit any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock, from paying reasonable compensation to its directors and officers or from entering into other transactions that the Company determines are in its best interests and having a cost to such Person not in excess of $5,000,000.


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


                                    ARTICLE 6
                                    DEFAULTS

     SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

     (a) (i) any principal of any Loan or any Bankers' Acceptance shall fail to be paid when due or (ii) any interest, any fees or any other amount payable hereunder shall fail to be paid within five days after the due date thereof;

     (b) any Borrower shall fail to observe or perform any covenant contained in
Article 5, other than those contained in Sections 5.01 through 5.07 and 5.10;

     (c) any Borrower shall fail to observe or perform any covenant contained in
Section 5.10 for 30 days after such Borrower shall have obtained knowledge thereof;

     (d) any Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a), (b) or (c) above) for 30 days after notice thereof has been given to the Company by the General Administrative Agent at the request of any Bank;

     (e) any representation, warranty, certification or statement made by any Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

     (f) any Borrower or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

     (g) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables (with the giving of notice of acceleration, if required) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

     (h) any Borrower or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding


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commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

     (i) an involuntary case or other proceeding shall be commenced against any Borrower or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against any Borrower or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

     (j) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which causes one or more members of the ERISA Group to incur a current payment obligation in excess of $5,000,000 in the aggregate that is not paid when due;

     (k) judgments or orders for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against any Borrower or any Material Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days;

     (l) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 35% or more of the outstanding shares of common stock of the Company; or, during any period of 12 consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company; or


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


     (m) any of the obligations of the Company under Article 10 of this Agreement shall for any reason not be enforceable against the Company in accordance with their terms, or the Company shall so assert in writing;

then, and in every such event, the General Administrative Agent shall (i) if requested by the Required Banks, by notice to the Borrowers terminate the Commitments and they shall thereupon terminate, and (ii) if requested by the Required Banks, by notice to the Borrowers declare the Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; provided that in the case of any of the Events of Default specified in clause 6.01(h) or 6.01(i) with respect to any Borrower, without any notice to any Borrower or any other act by the General Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.

     SECTION 6.02. Notice of Default. The General Administrative Agent shall give notice to the Company under Section 6.01(d) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

     SECTION 6.03. Action by Administrative Agents. If an Event of Default shall have occurred and be continuing and the Required Banks instruct the Canadian Administrative Agent to request cash collateral pursuant to this Section, each Borrower issuing a Bankers' Acceptance will, promptly after it receives such request from the Canadian Administrative Agent, pay to the Canadian Administrative Agent an amount in Canadian Dollars in immediately available funds equal to the then outstanding Bankers' Acceptances to be held by the Canadian Administrative Agent, under arrangements satisfactory to it, to secure the payment of the face amount of such outstanding Bankers' Acceptances upon maturity; provided that, if any Event of Default specified in clause 6.01(h) or 6.01(i) occurs with respect to any Borrower, such Borrower shall pay such amount to the Canadian Administrative Agent forthwith without any notice, demand or other act by the Canadian Administrative Agent or the Banks.


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                                    ARTICLE 7
                                   THE AGENTS

     SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes each Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, and the Notes as are delegated to such Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

     SECTION 7.02. Administrative Agents and Affiliates. The Chase Manhattan Bank and The Chase Manhattan Bank of Canada shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and The Chase Manhattan Bank and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower or any Subsidiary or Affiliate of any Borrower as if it were not the Administrative Agent.

     SECTION 7.03. Action by Administrative Agents. The obligations of the Administrative Agents hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agents shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

     SECTION 7.04. Consultation with Experts. The Administrative Agents may consult with legal counsel (who may be counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     SECTION 7.05. Liability of Administrative Agent. Neither Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks (or, when expressly required hereby, all the Banks) or (ii) in the absence of its own gross negligence or willful misconduct. Neither Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Borrower; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to such Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection


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


herewith. Neither Administrative Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

     SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment of the applicable Class, indemnify each Administrative Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrowers) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

     SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

     SECTION 7.08. Successor Administrative Agent. Either Administrative Agent may resign at any time by giving notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent, subject to the approval of the Company. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be, in the case of the General Administrative Agent, a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000 and, in the case of the Canadian Administrative Agent, a Schedule I Bank or a Schedule II Bank which has, or is a subsidiary of a bank or a bank holding company which has, a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as


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


Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

     SECTION 7.09. Agents' Fees. The Company shall pay, or shall cause BetzDearborn Canada to pay, to each of the Administrative Agents and the Syndication Agent for its own account fees in the amounts and at the times previously agreed upon between the Company and such Agent.

     SECTION 7.10. Other Agents. Nothing in this Agreement shall impose upon the Documentation Agent or the Syndication Agent, in such capacity, any duties or obligations whatsoever.


                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

     SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any CD Loan, Euro-Dollar Loan or Money Market LIBOR Loan:

     (a) the Administrative Agent is advised by the Reference Banks that deposits in the relevant currency (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

     (b) in the case of CD Loans or Euro-Dollar Loans, Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Administrative Agent that the Adjusted CD Rate or London Interbank Offered Rate, as the case may be, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to continue or convert outstanding Loans as or into CD Loans or Euro- Dollar Loans, as the case may be, shall be suspended and
(ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan (in the case of CD Loans or Euro-Dollar Loans) on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it


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elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a
Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, such Borrowing shall be cancelled.

     SECTION 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Applicable Lending Office) to make, maintain or fund its Euro-Dollar Loans to any Borrower and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans to such Borrower, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Applicable Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan of the same Class either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

     SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after (x) the date hereof, in the case of any Committed Loan or Bankers' Acceptance or any obligation to make Committed Loans or accept or purchase Bankers' Acceptances or
(y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of


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


Governors of the Federal Reserve System, but excluding (i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Euro-Dollar Loan any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.17), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit (including bankers' acceptances) extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit, the London interbank market or the Canadian bankers' acceptance market any other condition affecting its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans or its obligations hereunder in respect of Bankers' Acceptances and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan or accepting any Bankers' Acceptance , or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), each Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for the portion of such increased cost or reduction allocable to such Borrower.

     (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), each Borrower shall pay to such Bank the portion allocable to such Borrower of such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

     (c) Each Bank will promptly notify the Borrowers and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section


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


and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts (and the calculation thereof) to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     SECTION 8.04. Taxes. (a) For the purposes of this Section 8.04, the following terms have the following meanings:

     "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings of any nature with respect to any payment by any Borrower to or for the account of the Administrative Agent or any Bank pursuant to this Agreement or under any Note or Bankers' Acceptance, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Administrative Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or in which its principal executive office is located or by any other jurisdiction imposing such taxes by reason of any connection between such jurisdiction and such Bank or the Administrative Agent (as the case may be) other than a connection arising solely from this Agreement or, in the case of each Bank, in which its Applicable Lending Office is located (all such excluded taxes of the Administrative Agent or any Bank being herein referred to as its "Domestic Taxes") and (ii) in the case of each Bank, (x) with respect to payments under the US Subfacility by any Borrower incorporated under the laws of the United States or any state thereof, any United States withholding tax imposed on such payments but only to the extent that payments to such Bank by such Borrower hereunder are subject to United States withholding tax at the time such Bank first becomes a party to this Agreement and (y) with respect to payments under the Canadian Subfacility by any Borrower organized under the laws of Canada or any province thereof, any Canadian withholding tax imposed on such payments but only to the extent that payments to such Bank by such Borrower hereunder are subject to Canadian withholding tax at the time such Bank first becomes a party to this Agreement.

     "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or Bankers' Acceptance or from the execution or delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any Note or Bankers' Acceptance.


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


     (b) Any and all payments by any Borrower to or for the account of any Bank or the Administrative Agent hereunder or under any Note or Bankers' Acceptance shall be made without deduction or withholding for any Taxes or Other Taxes; provided that, if any Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) such Borrower shall make such deductions or withholdings, (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law and (iv) such Borrower shall promptly furnish to the Administrative Agent, at its address referred to in Section 11.01, the original or a certified copy of a receipt evidencing payment thereof.

     (c) Each Borrower agrees to indemnify each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section), whether or not correctly imposed, paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto to the extent allocable to such Borrower. In addition, each Borrower organized under the laws of a jurisdiction outside the United States of America (with respect to the US Subfacility) or Canada (with respect to the Canadian Subfacility) agrees to indemnify the Administrative Agent and each Bank for all Domestic Taxes incurred by it and any liability (including any penalties, interest and expenses, to the extent not attributable to its gross negligence or willful misconduct), arising therefrom or with respect thereto, in each case to the extent that such Domestic Taxes or liabilities result from any payment or indemnification pursuant to this Section in connection with the US Subfacility or the Canadian Subfacility, as the case may be. Each Bank will promptly notify the Borrowers and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it and the calculation thereof hereunder shall be conclusive in the absence of manifest error. Such amount(s) shall be paid within 15 days after such Bank or the Administrative Agent (as the case may be) makes demand therefor.

     (d) Each Bank having a US Commitment organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution


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and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrowers under the US Subfacility (but only so long as such Bank remains lawfully able to do so), shall provide the Borrowers and the Administrative Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

     (e) For any period with respect to which a Bank has failed to provide the Borrowers or the Administrative Agent with the appropriate form pursuant to
Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(b) or (c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

     (f) If any Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

     (g) Each Bank and the Administrative Agent shall, at the request of the Borrower, use reasonable efforts (consistent with applicable legal and regulatory restrictions) to file any certificate or document requested by the Borrower if the making of such a filing would avoid the need for or reduce the amount of any such additional amounts payable to or for the account of such Bank or the Agent (as the case may be) pursuant to this Section 8.04 which may thereafter accrue and would not, in the sole judgment of such Bank or the Administrative Agent, require such Bank or the Administrative Agent to disclose any confidential or proprietary information or be otherwise disadvantageous to such Bank or the Administrative Agent.

     (h) If a Bank or the Administrative Agent (as the case may be) shall become aware that it is entitled to claim a refund (a "Refund") from a taxing


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     authority of such Taxes or Other Taxes for which it has been indemnified by any Borrower, or with respect to which any Borrower has paid additional amounts, pursuant to this Section 8.04, it shall promptly notify such Borrower of the availability of such Refund and shall, within 30 days after receipt of a written request by such Borrower, make a claim to such taxing authority for such Refund at such Borrower's expense if, in the judgment of such Bank or the Administrative Agent (as the case may be), the making of such claim will not be otherwise disadvantageous to it; provided that nothing in this subsection (c) shall be construed to require any Bank or the Administrative Agent to institute any administrative proceeding (other than the filing of a claim for any such Refund) or judicial proceeding to obtain any such Refund. If a Bank or the Administrative Agent (as the case may be) receives a Refund from a taxing authority (as a result of any error in the amount of Taxes or Other Taxes paid to such taxing authority) of any such Taxes or Other Taxes for which it has been indemnified by any Borrower, or with respect to which any Borrower has paid additional amounts, pursuant to this Section 8.04, it shall promptly pay to such Borrower the amount so received (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 8.04 with respect to the Taxes or Other Taxes giving rise to such Refund), net of all reasonable out-of-pocket expenses (including the net amount of taxes, if any, imposed on such Bank or the Administrative Agent with respect to such Refund) of such Bank or Administrative Agent, and without interest (other than interest paid by the relevant taxing authority with respect to such Refund); provided, however, that such Borrower upon the request of such Bank or the Administrative Agent, agrees to repay the amount paid over to such Borrower (plus penalties, interest or other charges) to such Bank or the Administrative Agent in the event such Bank or the Administrative Agent is required to repay such Refund to such taxing authority. Nothing contained in this Section 8.04 shall require any Bank or the Administrative Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

     SECTION 8.05. Base Rate Loans Substituted for Affected Fixed Rate Loans. If
(i) the obligation of any Bank to make, or convert outstanding Loans to, Euro-Dollar Loans to any Borrower has been suspended pursuant to Section 8.02 or
(ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its CD Loans or Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

     (a) all Loans to such Borrower which would otherwise be made by such Bank as (or continued as or converted into) CD Loans or Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks); and

     (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, to such Borrower has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a CD Loan or Euro-Dollar Loan, as the case may be, on the first day of the next succeeding Interest Period applicable to the related CD Loans or Euro-Dollar Loans of the other Banks.

     SECTION 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04, the Company shall have the right, with the assistance of the Administrative Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to purchase the Notes and assume the Commitment(s) of such Bank and its Related Bank (if any), all in accordance with Section 11.06(c).

     SECTION 8.07. Allocations. The respective portions allocable to particular Borrowers of any amount payable pursuant to Section 8.03 or 8.04 shall be as determined by the Company and notified by it to the Bank demanding such payment. The Company shall itself be unconditionally obligated for payment of any such amount if and to the extent (i) it fails to allocate to particular Borrowers the full amount payable within 15 days of demand for payment thereof or (ii) any particular Borrower disputes the amount so allocated to it.


                                    ARTICLE 9
             REPRESENTATIONS AND WARRANTIES OF ELIGIBLE SUBSIDIARIES

     On the Closing Date, BetzDearborn Canada represents and warrants that, and by the execution and delivery by each other Eligible Subsidiary of its Election to Participate, such Eligible Subsidiary shall be deemed to have represented and warranted as of the date thereof that:

     SECTION 9.01. Corporate Existence and Power. It is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is an Eighty Percent-Owned Consolidated Subsidiary of the Company.

     SECTION 9.02. Corporate and Governmental Authorization; Contravention. The execution and delivery by it of this Agreement or its Election to Participate and its Notes, and the performance by it of this Agreement and its Notes, are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate or incorporation or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or such Eligible Subsidiary or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

     SECTION 9.03. Binding Effect. This Agreement or its Election to Participate has been duly executed by such Eligible Subsidiary and this Agreement constitutes a valid and binding agreement of such Eligible Subsidiary and each of its Notes, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of such Eligible Subsidiary, in each case enforceable in accordance with its terms.

     SECTION 9.04. Taxes. Except as disclosed in the opinion of counsel delivered pursuant to Section 3.01(c) of this Agreement or in its Election to Participate, there are no Taxes or Other Taxes of any country, or any taxing authority thereof or therein, which are imposed on any payment to be made by such Eligible Subsidiary pursuant hereto or on its Notes, or imposed on or by virtue of the execution, delivery or enforcement of this Agreement, its Election to Participate or of its Notes.


                                   ARTICLE 10
                                    GUARANTY

     SECTION 10.01. The Guaranty. The Company hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Loan made to or Bankers' Acceptance issued by any Eligible Subsidiary pursuant to this Agreement, and the full and punctual payment of all other amounts payable by any Eligible

Subsidiary under this Agreement. Upon failure by any Eligible Subsidiary to pay punctually any such amount, the Company shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

     SECTION 10.02. Guaranty Unconditional. The obligations of the Company hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Eligible Subsidiary under this Agreement or any Note or Bankers' Acceptance, by operation of law or otherwise;

          (b) any modification or amendment of or supplement to this Agreement or any Note or Bankers' Acceptance;

          (c) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any Eligible Subsidiary under this Agreement or any Note or Bankers' Acceptance;

          (d) any change in the existence, structure or ownership of any Eligible Subsidiary, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Eligible Subsidiary or its assets or any resulting release or discharge of any obligation of any Eligible Subsidiary contained in this Agreement or any Note or Bankers' Acceptance;

          (e) the existence of any claim, set-off or other rights which the Company may have at any time against any Eligible Subsidiary, any Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (f) any invalidity or unenforceability relating to or against any Eligible Subsidiary for any reason of this Agreement or any Note or Bankers' Acceptance, or any provision of applicable law or regulation purporting to prohibit the payment by any Eligible Subsidiary of the principal of or interest on any Loan or any other amount payable by it under this Agreement or any Note or Bankers' Acceptance; or

          (g) any other act or omission to act or delay of any kind by any Eligible Subsidiary, any Agent or Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the Company's obligations hereunder.

     SECTION 10.03. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Company's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Loans and all other amounts payable by the Company and each Eligible Subsidiary under this Agreement or any Note or Bankers' Acceptance shall have been paid in full. If at any time any payment of principal of or interest on any Loan or any other amount payable by any Eligible Subsidiary under this Agreement or any Note or Bankers' Acceptance is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Eligible Subsidiary or otherwise, the Company's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

     SECTION 10.04. Waiver by the Company. The Company irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Eligible Subsidiary or any other Person.

     SECTION 10.05. Subrogation. The Company irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against an Eligible Subsidiary with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of an Eligible Subsidiary in respect thereof.

     SECTION 10.06. Stay of Acceleration. In the event that acceleration of the time for payment of any amount payable by any Eligible Subsidiary under this Agreement or any Note or Bankers' Acceptance is stayed upon insolvency, bankruptcy or reorganization of such Eligible Subsidiary, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the Administrative Agent made at the request of the Required Banks.

     SECTION 10.07. Continuing Guaranty. This guaranty is a continuing one and all liabilities to which it applies or may apply shall be conclusively presumed to have been created in reliance hereon.

                                   ARTICLE 11
                                  MISCELLANEOUS

     SECTION 11.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Company either Administrative Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (c) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agents and the Company. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or Article 8 shall not be effective until received. Any notice required to be given to or by any Eligible Subsidiary shall be duly given if given to or by the Company, which is hereby appointed the agent of each Eligible Subsidiary for such purpose.

     SECTION 11.02. No Waivers. No failure or delay by any Agent or Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 11.03. Expenses; Indemnification. (a) The Company shall pay (i) all reasonable out-of-pocket expenses of each Agent, including reasonable fees and disbursements of special counsel for the Agents, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses reasonably incurred by the Administrative Agents and each Bank, including (without duplication) the reasonable fees and disbursements of outside counsel and allocated cost of inside counsel, in connection with such Event of Default and "work-out", collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

     (b) The Company agrees to indemnify each Agent and Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans or Bankers' Acceptances hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

     SECTION 11.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest then due and payable with respect to any Loan or Bankers' Acceptance of any Class held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest then due and payable with respect to any Loan or Bankers' Acceptance of the same Class held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Loans and Bankers' Acceptances of the same Class held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Loans and Bankers' Acceptances of the same Class held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of a Borrower other than its indebtedness hereunder. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Loan or Bankers' Acceptance, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Borrower in the amount of such participation.

     SECTION 11.05. Amendments and Waivers. Any provision of this Agreement or the Notes or Bankers' Acceptances may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Banks (and, if the rights or duties of any Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or Bankers' Acceptance or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any scheduled termination of any Commitment or extend the maturity date of any Bankers' Acceptance, (iv) release or reduce the Guarantee by the Company in Article 10 hereof or (v) change the percentage of the Commitments or of the aggregate unpaid Dollar Amount of the Loans and Bankers' Acceptances, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement; provided further that no such amendment, waiver or modification shall, unless signed by each Eligible Subsidiary, (w) subject such Eligible Subsidiary to any additional obligation, (x) increase the principal of or rate of interest on any outstanding Loan or Bankers'Acceptance of such Eligible Subsidiary, (y) accelerate the stated maturity of any outstanding Loan or Bankers' Acceptance of such Eligible Subsidiary or (z) change this proviso.

         SECTION 11.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

     (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans or Bankers'Acceptances. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrowers and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii), or
(iv) of Section 11.05 without the consent of the Participant. The Borrowers agree that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Section 2.17 or Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

     (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (equivalent to an initial Commitment of not less than $10,000,000) of all, of its rights and obligations under this Agreement and the Notes and Bankers' Acceptances, in respect of the US Subfacility or the Canadian Subfacility or both, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit K hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Company, BetzDearborn Canada and the Administrative Agents, which shall not be unreasonably withheld; provided that if an Assignee is a wholly-owned subsidiary of such transferor Bank or of such transferor Bank's Parent or was a Bank immediately prior to such assignment, no such consent shall be required; provided further such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans; and provided further in order to ensure the continued operation of Section 2.10(b), no Canadian Bank and no US Bank having a Related Canadian Bank may assign its Commitment in whole or in part unless either (x) the Assignee has a Related Bank which simultaneously assumes any obligations of the Related Bank of the transferor Bank with respect to the assigned Commitment or (y) in the case of an assignment of a US Commitment, no increase in the aggregate amount of the Canadian Commitments would be possible under Section 2.10(b) at the time of such assignment. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with Commitments as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection
(c), the transferor Bank, the Administrative Agent and the Borrowers shall make appropriate arrangements so that, if requested, Note(s) are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $2,500. With respect to the US Subfacility, if the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Company and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

     (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

     (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent after disclosure of such Assignee's, Participant's or other transferee's intention to seek such greater payments or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     SECTION 11.07. Collateral. Each of the Banks represents to each Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

     SECTION 11.08. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Each Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION 11.09. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by each of the Company, the Banks and the Administrative Agent (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

     SECTION 11.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT

TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 11.11. Confidentiality. The Administrative Agent and each Bank agree to keep any information delivered or made available by the Borrowers pursuant to this Agreement confidential from anyone other than persons employed or retained by such Bank who are engaged in evaluating, approving, structuring or administering the credit facility contemplated hereby; provided that nothing herein shall prevent any Bank from disclosing such information (a) to any other Bank or to the Administrative Agent, (b) to any other Person if reasonably incidental to the administration of the credit facility contemplated hereby, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority, (e) which had been publicly disclosed other than as a result of a disclosure by the Administrative Agent or such Bank prohibited by this Agreement, (f) in connection with any litigation to which the Administrative Agent, any Bank or its subsidiaries or Parent may be a party, (g) to the extent necessary in connection with the exercise of any remedy hereunder, (h) to such Bank's or Administrative Agent's legal counsel and independent auditors and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed Participant or Assignee.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       BETZDEARBORN INC.


                                       By /s/ George L. James III
                                          -------------------------------------
                                          Title:   Vice President and Chief
                                                   Financial Officer
                                          Address: 4636 Somerton Road
                                                   Trevose, PA 19053-6783
                                                   Facsimile: (215) 953-5544


                                       BETZDEARBORN CANADA INC.


                                       By /s/ Larry V. Rankin
                                          -------------------------------------
                                          Title:   Vice President
                                          Address: 3451 Erindale Station Road
                                                   Mississauga, Ontario
                                                   Canada L5C259
                                                   Facsimile: (905) 279-0717


                                       US BANKS

                                       MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                       By /s/ Christopher C. Kunhardt
                                          -------------------------------------
                                          Title: Vice President


                                       BANK OF AMERICA NATIONAL
                                         TRUST AND SAVINGS
                                         ASSOCIATION


                                       By /s/ Wendy L. Loring
                                          -------------------------------------
                                          Title: Vice President

                                       THE CHASE MANHATTAN BANK


                                       By /s/ Robert T. Sacks
                                          -------------------------------------
                                          Title: Managing Director


                                       BANK OF MONTREAL


                                       By /s/ Susan Blackburn
                                          -------------------------------------
                                          Title: Director


                                       COMMERZBANK AG
                                         NEW YORK BRANCH


                                       By /s/ Robert J. Donohue
                                          -------------------------------------
                                          Title: Vice President


                                       By /s/ Peter T. Doyle
                                          -------------------------------------
                                          Title: Assistant Treasurer


                                       CORESTATES BANK, N.A.


                                       By /s/ Robert Cordell
                                          -------------------------------------
                                          Title: Vice President

                                       DEUTSCHE BANK AG, NEW YORK
                                         AND/OR CAYMAN ISLANDS
                                         BRANCHES


                                       By /s/ Susan L. Pearson
                                          -------------------------------------
                                          Title: Vice President


                                       By /s/ Jean M. Hannigan
                                          -------------------------------------
                                          Title: Vice President


                                       THE FIRST NATIONAL BANK OF
                                         CHICAGO


                                       By /s/ Tom Dao
                                          -------------------------------------
                                          Title: Corporate Banking Officer


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By /s/ Vicky Ziff
                                          -------------------------------------
                                          Title: Vice President


                                       ROYAL BANK OF CANADA


                                       By /s/ D.S. Bryson
                                          -------------------------------------
                                          Title: Senior Manager


                                       BANCA COMMERICALE ITALIANA
                                         NEW YORK BRANCH


                                       By /s/ Charles Dougherty/Karen Purelis
                                          -------------------------------------
                                          Title: Vice President/Vice President

                                       THE BANK OF NEW YORK


                                       By /s/ Walter C. Parelli
                                          -------------------------------------
                                          Title: Vice President


                                       BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY


                                       By /s/ Christopher P. Wilkens
                                          -------------------------------------
                                          Title: Vice President


                                       ISTITUTO BANCARIO SAN PAOLO DI
                                           TORINO, SPA


                                       By /s/ Luca Sacchi
                                          -------------------------------------
                                          Title: Assistant Vice President


                                       By /s/ William J. De Angelo
                                          -------------------------------------
                                          Title: First Vice President


                                       KREDIETBANK N.V.


                                       By /s/ Armen Karozichian
                                          -------------------------------------
                                          Title: Vice President


                                       By /s/ Robert Snauffer
                                          -------------------------------------
                                          Title: Vice President

                                       SOCIETE GENERALE
                                         NEW YORK BRANCH


                                       By /s/ Robert Petersen
                                          -------------------------------------
                                          Title: Vice President


                                       THE SUMITOMO BANK, LIMITED
                                           NEW YORK BRANCH


                                       By /s/ Kazuyoshi Ogawa
                                          -------------------------------------
                                          Title: Joint General Manager


                                       CANADIAN BANKS

                                       J.P. MORGAN CANADA


                                       By /s/ John Maynard
                                          -------------------------------------
                                          Title: Vice President & Controller


                                       BANK OF AMERICA CANADA


                                       By /s/ David C. Kong
                                          -------------------------------------
                                          Title: Vice President


                                       THE CHASE MANHATTAN BANK OF
                                           CANADA


                                       By /s/ Christine Chan
                                          -------------------------------------
                                          Title: Vice President

                                       BANK OF MONTREAL


                                       By /s/ Susan Blackburn
                                          -------------------------------------
                                          Title: Director


                                       DEUTSCHE BANK CANADA


                                       By /s/ Francois A. Wentzel
                                          -------------------------------------
                                          Title: Vice President & Director


                                       By /s/ T.G. Leonard
                                          -------------------------------------
                                          Title: Vice President


                                       FIRST CHICAGO NBD BANK, CANADA


                                       By /s/ Stephen E. McDonald
                                          -------------------------------------
                                          Title: First Vice President


                                       ROYAL BANK OF CANADA


                                       By /s/ D.S. Bryson
                                          -------------------------------------
                                          Title: Senior Manager


                                       BANCA COMMERCIALE ITALIANA
                                         OF CANADA


                                       By /s/ Massimo Osti/Joseph H.K. Li
                                          -------------------------------------
                                          Title: Executive Vice President/
                                                 Department Manager - Credit

                                       THE CHASE MANHATTAN BANK, as
                                         General Administrative Agent


                                       By /s/ Robert T. Sacks
                                          -------------------------------------
                                          Title:   Managing Director
                                          Address: 270 Park Avenue
                                                   New York, NY 10017
                                          Facsimile: 212-270-7939


                                       THE CHASE MANHATTAN BANK OF
                                         CANADA, as Canadian Administrative
                                         Agent


                                       By /s/ Christine Chan
                                          -------------------------------------
                                          Title:   Vice President
                                          Address: 100 King Street West,
                                                   Suite 6900
                                                   Toronto, Ontario, M5X 1A4
                                          Facsimile: 416-216-4161

                                                    EXHIBIT A - Pricing Schedule

                                PRICING SCHEDULE

     Each of "Euro-Dollar Margin", "CD Margin", "BA Margin" and "Facility Fee Rate" means, for any date, the rate set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:


----------------------------------------------------------------------------------------------------
                         Level I      Level II     Level III      Level IV      Level V     Level VI
----------------------------------------------------------------------------------------------------
CD Margin                0.260%        0.280%        0.295%        0.325%        0.375%      0.525%
----------------------------------------------------------------------------------------------------
Euro-Dollar Margin
or BA Margin             0.135%        0.155%        0.170%        0.200%        0.250%      0.400%
----------------------------------------------------------------------------------------------------
Facility Fee Rate        0.065%        0.070%        0.080%        0.100%        0.125%      0.200%
----------------------------------------------------------------------------------------------------


     For purposes of this Schedule, the following terms have the following meanings, subject to the last paragraph of this Schedule:

     "Applicable Pricing Ratio" means, for any day, the ratio of Consolidated Debt to Consolidated EBITDA as at the last day of the fiscal quarter of the Company most recently ended prior to such date for which the Company has delivered financial statements pursuant to Section 5.01(a) or 5.01(b), as the case may be; provided that until the Company shall have delivered financial statements pursuant to Section 5.01(a) for the fiscal year ended December 31, 1997, the Applicable Pricing Ratio shall be deemed to be a ratio resulting in Level IV Pricing; and provided further that if at any time the Company shall fail to timely deliver the financial statements required to be delivered by it pursuant to Section 5.01(a) or 5.01(b), as the case may be, the Applicable Pricing Ratio for each date from and including the date on which such statements are required to be delivered (the "statement due date") shall be the higher pricing of the Applicable Pricing Ratio in effect prior to the delivery of each financial statements and the Applicable Pricing Ratio in effect upon delivery of such financial statements; provided, further that if the Company shall have failed to deliver such statements by the day that is 30 days after the statement due date, then the Applicable Price Ratio for each date from the statement due date until the date on which such statements are delivered shall be deemed to be greater than 3.0:1.

     "Level I Pricing" applies at any date if, at such date, (x) the Company's Applicable Pricing Ratio is less than or equal to 1.0:1 or (y) if the Company has exercised and not revoked its One-Time Pricing Option, the Company's long-term debt is rated A or higher by S&P or A2 or higher by Moody's.

     "Level II Pricing" applies at any date if, at such date, (i) (x) the Company's Applicable Pricing Ratio is less than or equal to 1.5:1 or (y) if the Company has exercised and not revoked its One-Time Pricing Option, the Company's long-term debt is rated A- or higher by S&P or A3 or higher by Moody's and (ii) Level I Pricing does not apply.

     "Level III Pricing" applies at any date if, at such date, (i) (x) the Company's Applicable Pricing Ratio is less than or equal to 2.0:1 or (y) if the Company has exercised and not revoked its One-Time Pricing Option, the Company's long-term debt is rated BBB+ or higher by S&P or Baa1 or higher by Moody's and
(ii) neither Level I Pricing nor Level II Pricing applies.

     "Level IV Pricing" applies at any date if, at such date, (i) (x) the Company's Applicable Pricing Ratio is less than or equal to 2.5:1 or (y) if the Company has exercised and not revoked its One-Time Pricing Option, the Company's long-term debt is rated BBB or higher by S&P or Baa2 or higher by Moody's and
(ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

     "Level V Pricing" applies at any date if, at such date, (i) (x) the Company's Applicable Pricing Ratio is less than or equal to 3.0:1 or (y) if the Company has exercised and not revoked its One-Time Pricing Option, the Company's long-term debt is rated BBB- or higher by S&P or Baa3 or higher by Moody's and
(ii) none of Level I Pricing, Level II Pricing, Level III Pricing and Level IV Pricing applies.

     "Level VI Pricing" applies at any date if, at such date, no other Pricing Level applies.

     "One-Time Pricing Option" means the one-time option of the Company during the life of this facility to switch to a ratings-based pricing grid. Such option shall be considered to be exercised, and thereafter in effect subject to clause
(ii) of the proviso to paragraph (b) below, on the day of receipt by the Administrative Agent of the Company's notification of its exercise of such option.

     "Pricing Level" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI applies at any date.

     Upon the One-Time Pricing Option being exercised, the following shall apply:

     (a) The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, whether or not any such debt securities are actually outstanding, and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

     (b) If the Company is split-rated and the ratings differential is one notch, the higher of the two ratings will apply (e.g., A-/Baa1 results in Level II Status and BBB+/Baa2 results in Level III Status). If the Company is split-rated and the ratings differential is more than one notch, the average of the two ratings (or the higher of two intermediate ratings) shall be used (e.g., A-/Baa3 results in Level III Status and BBB+/Baa3 results in Level IV Status). If, however, at any date, the Company's long-term debt is not rated by both S&P and Moody's, then Level VI shall apply; provided that if either Moody's or S&P shall cease to issue a rating of the Company's long-term debt, then (i) the Company, together with the Administrative Agent, shall substitute another mutually satisfactory nationally recognized credit rating agency for either Moody's or S&P, as the case may be, and this Pricing Schedule shall apply in respect of the equivalent ratings of such rating agency or (ii) the Company may revoke its exercise of the One-Time Pricing Option effective on the date of the Administrative Agent's receipt of notice of revocation.

                                                                EXHIBIT B - Note


                                      NOTE



                                                            New York, New York

                                                            ---------- --, ----


     For value received, [Name of Borrower], a [jurisdiction of incorporation] (the "Borrower"), promises to pay to the order of ______________________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in the funds and at the places specified pursuant to the Credit Agreement.

     All Loans made by the Bank to the Borrower, the respective Classes, Types, currencies and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Notes referred to in the Credit Agreement dated as of October 20, 1997 among BetzDearborn Inc., BetzDearborn Canada Inc., the Banks parties thereto, and The Chase Manhattan Bank and The Chase Manhattan Bank of Canada, as Administrative Agents (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit

Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

     [The payment in full of the principal and interest on this note has, pursuant to the provisions of the Credit Agreement, been unconditionally guaranteed by BetzDearborn Inc.](1)

                                            [NAME OF BORROWER]


                                            By
                                               --------------------------------
                                               Name:
                                               Title:

--------
     (1) To be deleted in the case of Notes executed and delivered by the Company.

                         LOANS AND PAYMENTS OF PRINCIPAL

--------------------------------------------------------------------------------
            Amount and      Class and      Amount of
            Currency of      Type of       Principal      Maturity      Notation
Date           Loan            Loan         Repaid          Date         Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                                  EXHIBIT C - Money Market Quote
                                                              Request


                       Form of Money Market Quote Request

                                                  [Date]


To:      The Chase Manhattan Bank (the "Administrative Agent")

From:    [Name of Borrower]

Re: Credit Agreement (the "Credit Agreement") dated as of October 20, 1997 among BetzDearborn Inc., BetzDearborn Canada Inc., the Banks parties thereto, and The Chase Manhattan Bank and The Chase Manhattan Bank of Canada, as Administrative Agents.

         We hereby give notice pursuant to Section 2.04 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount                                     Interest Period
----------------                                     ---------------

     Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

     Terms used herein have the meanings assigned to them in the Credit
Agreement.

                                            [NAME OF BORROWER]

                                            By
                                               --------------------------------
                                               Name:
                                               Title:

                                               EXHIBIT D - Invitation for Money
                                                           Market Quotes


                   Form of Invitation for Money Market Quotes


To:  [Name of Bank]

Re:  Invitation for Money Market Quotes to [Name of Borrower] (the "Borrower")

     Pursuant to Section 2.04 of the Credit Agreement dated as of October 20, 1997 among BetzDearborn Inc., BetzDearborn Canada Inc., the Banks parties thereto, and the undersigned and The Chase Manhattan Bank of Canada, as Administrative Agents, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount                               Interest Period
----------------                               ---------------


     Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

     [Each bid must be for _______________ or a larger multiple of _________.](1)

     Please respond to this invitation by no later than [2:00 P.M.] [9:30 A.M.] (Eastern time) on [date].

                                            THE CHASE MANHATTAN BANK,
                                              as Administrative Agent

                                            By
                                               --------------------------------
                                                     Authorized Officer
--------
     (1) For Alternative Currency only.

                                                  EXHIBIT E - Money Market Quote


                           Form of Money Market Quote

To:  The Chase Manhattan Bank, as Administrative Agent

Re:  Money Market Quote to [Name of Borrower] (the "Borrower")

     In response to your invitation on behalf of the Borrower dated _____________, ____, we hereby make the following Money Market Quote on the following terms:

1.   Quoting Bank:  ________________________________
2.   Person to contact at Quoting Bank:

         -----------------------------
3.   Date of Borrowing: ____________________*
4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal              Interest             Money Market             [Absolute
Amount**               Period***            [Margin****]             Rate*****]
---------              ---------            ------------             ----------

     [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed
     ____________.]**

----------
*    As specified in the related Invitation.
** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Each bid must be made for $5,000,000 or a larger multiple of $1,000,000 (or a comparable amount in an Alternative Currency as determined by the Administrative Agent and specified in the related Invitation).

                  (notes continued on following page)

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of October 20, 1997 among BetzDearborn Inc., BetzDearborn Canada Inc., the Banks parties thereto, and yourselves and The Chase Manhattan Bank of Canada, as Administrative Agents, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                       Very truly yours,

                                       [NAME OF BANK]

Dated:                                 By:
       ----------------------              ------------------------------------
                                           Authorized Officer


----------
***   No more than five bids are permitted for each Interest Period.
**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".
***** Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

                                   EXHIBIT F-1 - Opinion of Counsel for the
                                               Company and United States Counsel
                                               for BetzDearborn Canada


                                                      ________________,  1997


To the Banks and the Administrative Agents
Referred to Below
c/o The Chase Manhattan Bank,
as General Administrative Agent
270 Park Avenue
New York, New York

Dear Sirs:

     We have acted as counsel for BetzDearborn Inc. (the "Company") and as United States counsel for BetzDearborn Canada Inc. ("BetzDearborn Canada") in connection with the Credit Agreement (the "Credit Agreement") dated as of October 20, 1997 among the Company, BetzDearborn Canada, the Banks parties thereto, and The Chase Manhattan Bank (the "General Administrative Agent") and The Chase Manhattan Bank of Canada, as Administrative Agents. Terms defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered to you at the request of our clients pursuant to Section 3.01(b) of the Credit Agreement.

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

     Upon the basis of the foregoing and subject to the qualifications set forth below, we are of the opinion that:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Pennsylvania and has all corporate power required to carry on its business as described in the Company's 1996 Form 10-K.

     2. The execution, delivery and performance by the Company of the Credit Agreement and its Notes are within the corporate power of the Company, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or bylaws of the Company or of any agreement, judgment, injunction, order, decree or other instrument known to us to be binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries pursuant to any of the foregoing.

     3. The execution, delivery and performance by BetzDearborn Canada of the Credit Agreement and its Notes require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument known to us to be binding upon BetzDearborn Canada or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of BetzDearborn Canada or any of its Subsidiaries pursuant to any of the foregoing.

     4. The Credit Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, the Company and BetzDearborn Canada and each of the Notes of the Company and BetzDearborn Canada, respectively, has been duly executed and delivered by, and constitutes a valid and binding obligation of, the Company or BetzDearborn Canada, as the case may be, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have also assumed that the Credit Agreement constitutes the legal, valid and binding agreement of the Administrative Agents and the Banks.

     Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge, it is intended to signify that no information has come to the attention of the lawyers actually involved in our representation of the Company in connection with the Credit Agreement and the lawyer having overall responsibility for our representation of the Company that would give us actual present knowledge of the existence or absence of facts. We have not, however, undertaken any independent investigation to determine the existence or absence of such facts.

     In giving the opinion in paragraph 4 as to BetzDearborn Canada we have relied with your permission on the opinions of Bennett Jones Verchere, Canadian counsel for BetzDearborn Canada, contained in its opinion letter of even date herewith delivered to you in connection with the Credit Agreement.

     This opinion is limited to the laws of the Commonwealth of Pennsylvania, the State of New York and the federal laws of the United States of America.

     This opinion is being delivered to you solely for your benefit in connection with the Credit Agreement and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                            Very truly yours,

                                              EXHIBIT F-2 - Opinion of Canadian
                                              Counsel for BetzDearborn Canada


                                                           ___________, 1997


The Banks and the Administrative Agents
referred to below
c/o The Chase Manhattan Bank,
as General Administrative Agent
270 Park Avenue
New York, New York

Dear Sirs:

          Re: BetzDearborn Canada Inc.
              ------------------------

     We have acted as Canadian counsel to BetzDearborn Canada Inc. ("BetzDearborn Canada") in connection with a Credit Agreement (the "Credit Agreement") dated as of October 20, 1997 among BetzDearborn Inc. (the "Company"), BetzDearborn Canada, the Banks parties thereto, and The Chase Manhattan Bank (the "General Administrative Agent") and The Chase Manhattan Bank of Canada, as Administrative Agents. Terms defined in the Credit Agreement are used herein as therein defined.

     For the purposes of the opinions expressed below, we have examined originals or copies of the following documents:

     1. a copy, certified by an officer of BetzDearborn Canada, of the Articles of Amalgamation of BetzDearborn Canada (the "Articles");

     2. a copy, certified by an officer of BetzDearborn Canada, of the by-laws of BetzDearborn Canada (the "By-laws");

     3. a copy, certified by an officer of BetzDearborn Canada, of a resolution of the board of directors of BetzDearborn Canada, authorizing, among other things, the execution and delivery of the Credit Agreement;

     4. a certificate of status (the "Certificate of Status") for BetzDearborn Canada issued by the Ministry of Consumer and Commercial

          Relations Ontario in respect of BetzDearborn Canada dated __________, 1997;

     5. a certificate of incumbency of BetzDearborn Canada of even date herewith;

     6.   the Credit Agreement; and

     7. the form of promissory note (the "Note") to be delivered by BetzDearborn Canada to the Bank(s) in connection with Loans made to BetzDearborn Canada.

     We have also considered such statutes and regulations of the Province of Ontario and of Canada applicable in Ontario ("Ontario Law") as we have considered necessary as a basis for the opinions hereinafter expressed.

     As to certain matters of fact material to our opinions, we have also examined and relied exclusively and without independent verification on a certificate of the President of BetzDearborn Canada (the "Officer's Certificates"), a copy of which is delivered therewith.

Assumptions

     For the purposes of the opinions hereinafter expressed, we have made the following assumptions:

     1. that all signatures are genuine, all documents submitted to us as originals are authentic, and all documents submitted to us as copies conform to authentic original documents;

     2. that all facts set forth in official public records and certificates and other documents supplied by public officials or otherwise conveyed to us by public officials are complete, true and accurate;

     3. that the Certificate of Status is conclusive evidence that BetzDearborn Canada is an amalgamated corporation and a subsisting corporation under the laws of Ontario and has not been dissolved thereunder and that a similar certificate bearing a current date could be obtained.

Applicable Law

     We are solicitors qualified to practice law only in the Province of Ontario. Accordingly, we do not express any opinion with respect to the laws of any other jurisdiction other than Ontario Law as of the date of this opinion letter.

Opinions

     Based and relying upon the foregoing, and subject to the qualifications listed below, we are of the opinion that:

     1. BetzDearborn Canada is a corporation amalgamated and validly existing under the laws of Ontario and has not been dissolved;

     2. BetzDearborn Canada has the corporate power and authority to execute, deliver and perform its obligations under the Credit Agreement and the Notes (the "Documents");

     3. the execution, delivery and performance of the Documents has been authorized by all necessary corporate action of BetzDearborn Canada;

     4. BetzDearborn Canada has duly executed and delivered each of the Documents;

     5. the execution, delivery and performance by BetzDearborn Canada of the Documents does not constitute or result in a violation or a breach of, or a default under:

          (a)  its Articles or By-laws;

          (b)  any Ontario Law to which BetzDearborn Canada is subject; or

          (c) any agreement, judgment, injunction, order, decree or other instrument known to us to be binding upon BetzDearborn Canada;

     6. Under the Income Tax Act (Canada), the Regulations thereunder and the publicly-announced administrative practices of Revenue Canada as of the date hereof, taxes in the form of Canadian non-resident withholding tax will be imposed on payments made by BetzDearborn Canada to any Bank which is not a Schedule I Bank or a Schedule II Bank and is neither incorporated in Canada (after

          26 April, 1965) nor carries on business in Canada through a permanent establishment to which the payment is attributable.

     7. There is no registration tax, stamp duty or any similar tax or duty imposed by Ontario Law by virtue of the execution and delivery of the Documents by the parties thereto or the performance of their obligations thereunder.

     The choice of New York law as the governing law of the Credit Agreement and the Notes will be upheld as a valid choice of law by the courts of the Province of Ontario provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the law of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term is understood under the laws of the Province of Ontario. We have no reason to believe that the choice of law in the Credit Agreement and the Notes would not be upheld.

Qualifications

     Our opinions expressed above are subject to the following qualification:

     1. The validity, binding effect and enforceability of each of the Documents or any judgment arising out of or in connection with any Document may be limited by applicable bankruptcy, insolvency, winding-up, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

                                            Yours truly,

                                            BENNETT JONES VERCHERE

                                     EXHIBIT G  - Opinion of Special Counsel
                                                  for the Administrative Agents

                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                 FOR THE AGENTS


                                                        ________________, 199_


To the Banks and the Administrative Agents
  Referred to Below
c/o The Chase Manhattan Bank,
  as General Administrative Agent
270 Park Avenue
New York, New York

Dear Sirs:

     We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of October 20, 1997 among BetzDearborn Inc., a Pennsylvania corporation, BetzDearborn Canada Inc., a corporation organized and existing under the laws of Ontario, the Banks parties thereto, and The Chase Manhattan Bank (the "General Administrative Agent") and The Chase Manhattan Bank of Canada, as Administrative Agents, and have acted as special counsel for the Administrative Agents for the purpose of rendering this opinion pursuant to
Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

     Upon the basis of the foregoing, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of each of the Company and BetzDearborn Canada, and each of their respective Notes constitutes a valid and binding obligation of its maker, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America. In giving the foregoing opinion, (i) we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect and (ii) as to all matters governed by the laws of the Commonwealth of Pennsylvania or Canada, we have relied, without independent investigation, on the respective opinions of Morgan, Lewis & Bockius LLP, counsel for the Company, and Bennett Jones Verchere, counsel for BetzDearborn Canada, copies of which have been delivered to you.

     This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                            Very truly yours,

                                                EXHIBIT H - Form of Election to
                                                            Participate


                         FORM OF ELECTION TO PARTICIPATE

                                                               [Date]

THE CHASE MANHATTAN BANK,
          as General Administrative Agent for the Banks parties to the Credit Agreement dated as of October 20, 1997 among BetzDearborn Inc, BetzDearborn Canada Inc., such Banks, and such Administrative Agent and The Chase Manhattan Bank of Canada, as Administrative Agents. (the "Credit Agreement")

Dear Sirs:

     Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

     The undersigned, [name of Eligible Subsidiary], a [jurisdiction of incorporation] corporation, hereby elects to be an Eligible Subsidiary for purposes of the Credit Agreement, effective from the date hereof until an Election to Terminate shall have been delivered on behalf of the undersigned in accordance with the Credit Agreement. The undersigned confirms that the representations and warranties set forth in Article 9 of the Credit Agreement are true and correct as to the undersigned as of the date hereof, and the undersigned hereby agrees to perform all the obligations of an Eligible Subsidiary under, and to be bound in all respects by the terms of, the Credit Agreement, including without limitation Sections 11.01 and 11.08 thereof, as if the undersigned were a signatory party thereto.

     [Tax disclosure pursuant to Section 9.04]

     This instrument shall be construed in accordance with and governed by the laws of the State of New York.

                                       Very truly yours,

                                       [NAME OF ELIGIBLE SUBSIDIARY]


                                       By
                                          -------------------------------------
                                          Title:

     The undersigned hereby confirms that [name of Eligible Subsidiary] is an Eligible Subsidiary for purposes of the Credit Agreement described above.

                                       BETZDEARBORN INC.


                                       By
                                          -------------------------------------
                                          Title:

     Receipt of the above Election to Participate is hereby acknowledged on and as of the date set forth above.

                                       THE CHASE MANHATTAN BANK,
                                         as General Administrative Agent


                                       By
                                          -------------------------------------
                                          Title:

                                                 EXHIBIT I - Form of Election to
                                                             Terminate


                          FORM OF ELECTION TO TERMINATE

                                                                 [Date]

THE CHASE MANHATTAN BANK,

     as General Administrative Agent for the Banks parties to the Credit Agreement dated as of October 20, 1997 among BetzDearborn Inc., BetzDearborn Canada Inc., such Banks, and such Administrative Agent and The Chase Manhattan Bank of Canada, as Administrative Agents (the "Credit Agreement")

Dear Sirs:

     Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

     The undersigned, [name of Eligible Subsidiary], a [jurisdiction of incorporation] corporation, hereby elects to terminate its status as an Eligible Subsidiary for purposes of the Credit Agreement, effective as of the date hereof. The undersigned hereby represents and warrants that all principal and interest on all Notes of the undersigned and all other amounts payable by the undersigned pursuant to the Credit Agreement have been paid in full on or prior to the date hereof. Notwithstanding the foregoing, this Election to Terminate shall not affect any obligation of the undersigned under the Credit Agreement or under any Note heretofore incurred.

     This instrument shall be construed in accordance with and governed by the laws of the State of New York.

                                       Very truly yours,

                                       [NAME OF ELIGIBLE SUBSIDIARY]


                                       By
                                          -------------------------------------
                                          Title:

     The undersigned hereby confirms that the status of [name of Eligible Subsidiary] as an Eligible Subsidiary for purposes of the Credit Agreement described above is terminated as of the date hereof.

                                       BETZDEARBORN INC.


                                       By
                                          -------------------------------------
                                          Title:


     Receipt of the above Election to Terminate is hereby acknowledged on and as of the date set forth above.

                                       THE CHASE MANHATTAN BANK,
                                         as General Administrative Agent


                                       By
                                          -------------------------------------
                                          Title:

                                EXHIBIT J - Matters to be covered in the
                                            Opinions of Counsel for the Eligible
                                            Subsidiary and the Company


     1. The Borrower is a corporation validly existing and in good standing under the laws of [jurisdiction of organization].

     2. The execution and delivery by the Borrower of its Election to Participate and its Notes and the performance by the Borrower of the Credit Agreement and its Notes are within the Borrower's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the [charter and similar documents] or bylaws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument known to such counsel to be binding upon the Borrower or the Company or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries pursuant to any of the foregoing.

     3. The Borrower's Election to Participate has been duly executed and delivered and the Credit Agreement constitutes a valid and binding agreement of the Borrower and each of its Notes has been duly executed and delivered and constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

     4. Except as disclosed in the Borrower's Election to Participate, there are no Taxes or Other Taxes of [jurisdiction of organization and, if different, principal place of business], or any taxing authority thereof or therein, which is imposed on any payment to be made by the Borrower pursuant to the Credit Agreement or its Notes, or imposed on or by virtue of the execution, delivery or enforcement of its Election to Participate, the Credit Agreement or its Notes.

                                           EXHIBIT K  - Form of Assignment and
                                                        Assumption Agreement

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     AGREEMENT dated as of _________, ____ among (less than)NAME OF ASSIGNOR(greater than) (the "Assignor"), [(less than)NAME OF ASSIGNOR'S RELATED BANK(greater than) (the "Assignor's Related Bank")],(1) (less than)NAME OF ASSIGNEE(greater than) (the "Assignee"), [(less than)NAME OF ASSIGNEE'S RELATED BANK(greater than) (the "Assignee's Related Bank")](2), BETZDEARBORN INC. (the "Company"), BETZDEARBORN CANADA INC. ("BetzDearborn Canada") and THE CHASE MANHATTAN BANK, as General Administrative Agent (the "General Administrative Agent") and THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent (the "Canadian Administrative Agent").

     WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of October 20, 1997 among the Company, BetzDearborn Canada, the Assignor and the other Banks parties thereto, as Banks, the General Administrative Agent and the Canadian Administrative Agent, as Administrative Agents (the "Credit Agreement");

     WHEREAS, as provided under the Credit Agreement, the Assignor has a [US][Canadian] Commitment to make [US][Canadian] Loans [or accept Bankers' Acceptances] in an aggregate Dollar Amount at any time outstanding not to exceed $__________;

     WHEREAS, Committed [US][Canadian] Loans made by the Assignor [and Bankers' Acceptances accepted by the Assignor] under the Credit Agreement in the aggregate Dollar Amount of $__________ are outstanding at the date hereof; and

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its [US][Canadian] Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans [and Bankers' Acceptances], and the Assignee proposes to


--------
     (1) Not necessary if (i) the Assignor is a Canadian Bank and a US Bank or
(ii) in the case of an assignment of a US Commitment, the aggregate amount of the Canadian Commitments cannot be increased under Section 2.10(b) of the Credit Agreement on the date hereof.

     (2) Not necessary if (i) the Assignee is a Canadian Bank and a US Bank or
(ii) in the case of an assignment of a US Commitment, the aggregate amount of the Canadian Commitments cannot be increased under Section 2.10(b) of the Credit Agreement on the date hereof.

accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

     [WHEREAS, pursuant to Section 2.10(b) of the Credit Agreement, all or a portion of the Assignor's [US][Canadian] Commitment may be reallocated to the [Canadian][US] Commitment of the Assignor's Related Bank; and

     WHEREAS, the Assignee's Related Bank wishes to assume the obligations of the Assignor's Related Bank, and to accept assignment of the rights of the Assignor's Related Bank, which may arise with respect to the Assigned Amount pursuant to Section 2.10(b) of the Credit Agreement;]

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

     SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. [The [Assignor][Assignor's Related Bank] hereby assigns and sells to the [Assignee][Assignee's Related Bank] all of the rights of the [Assignor][Assignor's Related Bank] which may arise under Section 2.10(b) of Credit Agreement with respect to the Assigned Amount, and the [Assignee][Assignee's Related Bank] hereby accepts such assignment from the [Assignor][Assignor's Related Bank] and assumes all of the obligations of the [Assignor][Assignor's Related Bank] which may arise under Section 2.10(b) of the Credit Agreement with respect to the Assigned Amount]. Upon the execution and delivery hereof by the Assignor, [the Assignor's Related Bank,] the Assignee, [the Assignee's Related Bank,] [the Company, BetzDearborn Canada, the General Administrative Agent and the Canadian Administrative Agent](3) and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a [US][Canadian] Commitment in an amount equal to the Assigned Amount, and (ii) the [US][Canadian] Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor [and its Related Bank] released


--------

     (3) Not necessary if the Assignee is a Bank.

from [its][their] obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee [and its Related Bank]. The assignment provided for herein shall be without recourse to the Assignor [and its Related Bank].

     SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.(4) It is understood that facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof with respect to the Assigned Amount are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

     [SECTION 4. Consent of the Company, BetzDearborn Canada and the Administrative Agents. This Agreement is conditioned upon the consent of the Company, BetzDearborn Canada, the General Administrative Agent and the Canadian Administrative Agent pursuant to Section 11.06 of the Credit Agreement. The execution of this Agreement by the Company, BetzDearborn Canada, the General Administrative Agent and the Canadian Administrative Agent is evidence of this consent. Pursuant to Section 11.06(c), each of the Company and BetzDearborn Canada agrees to execute and deliver a Note and to cause each of the other Eligible Subsidiaries to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.](5)

     SECTION 5. Non-Reliance on Assignor[s]. [Neither] The Assignor [nor the Assignor's Related Bank] makes [no][any] representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Borrower, or the validity and enforceability of the obligations of any Borrower in respect of the Credit Agreement or any Note. [Each of] the Assignee [and the Assignee's Related Bank] acknowledges that it has, independently and without reliance on the Assignor
[or the Assignor's Related Bank], and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for


--------
     (4) Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

     (5) Not necessary if the Assignee is a Bank.

making its own independent appraisal of the business, affairs and financial condition of the Borrowers.

     SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                      (less than)NAME OF ASSIGNOR(greater than)


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                      (less than)NAME OF ASSIGNEE(greater than)


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                      (less than)[NAME OF ASSIGNOR'S RELATED
                                                     BANK](greater than)


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                      (less than)[NAME OF ASSIGNEE'S RELATED
                                                     BANK](greater than)


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                      [BETZDEARBORN INC.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                      BETZDEARBORN CANADA INC.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                      THE CHASE MANHATTAN BANK,
                                        as General Administrative Agent


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                      THE CHASE MANHATTAN BANK
                                        OF CANADA, as Canadian
                                        Administrative Agent]


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                                          EXHIBIT L - Commitment
                                                                      Schedule

---------------------------------------------------------------------
             US Bank                                    US Commitment
---------------------------------------------------------------------
MORGAN GUARANTY TRUST COMPANY OF NEW YORK                $ 31,000,000
---------------------------------------------------------------------
BANK OF AMERICA NATIONAL                                 $ 31,000,000
TRUST AND SAVINGS ASSOCIATION
---------------------------------------------------------------------
THE CHASE MANHATTAN BANK                                 $ 31,000,000
---------------------------------------------------------------------
BANK OF MONTREAL                                         $  1,000,000
---------------------------------------------------------------------
COMMERZBANK AG                                           $ 51,000,000
NEW YORK BRANCH
---------------------------------------------------------------------
CORESTATES BANK, N.A.                                    $ 51,000,000
---------------------------------------------------------------------
DEUTSCHE BANK AG, NEW YORK                               $ 31,000,000
AND/OR CAYMAN ISLANDS BRANCHES
---------------------------------------------------------------------
THE FIRST NATIONAL BANK OF CHICAGO                       $ 31,000,000
---------------------------------------------------------------------
PNC BANK, NATIONAL ASSOCIATION                           $ 51,000,000
---------------------------------------------------------------------
ROYAL BANK OF CANADA                                    $   1,000,000
---------------------------------------------------------------------
BANCA COMMERCIALE ITALIANA                               $ 10,000,000
NEW YORK BRANCH
---------------------------------------------------------------------
THE BANK OF NEW YORK                                     $ 30,000,000
---------------------------------------------------------------------
BANK OF TOKYO-MITSUBISHI TRUST COMPANY                   $ 30,000,000
---------------------------------------------------------------------
ISTITUTO BANCARIO SAN PAOLO DI TORINO, SPA               $ 30,000,000
---------------------------------------------------------------------
KREDIETBANK, N.V.                                        $ 30,000,000
---------------------------------------------------------------------
SOCIETE GENERALE, NEW YORK BRANCH                        $ 30,000,000
---------------------------------------------------------------------
THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH              $ 30,000,000
---------------------------------------------------------------------
Total.........................................          $ 500,000,000
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                           Canadian
            Canadian Bank                                 Commitment
---------------------------------------------------------------------
J.P. MORGAN CANADA                                       $ 30,000,000
---------------------------------------------------------------------
BANK OF AMERICA CANADA                                   $ 30,000,000
---------------------------------------------------------------------
THE CHASE MANHATTAN BANK OF CANADA                       $ 30,000,000
---------------------------------------------------------------------
BANK OF MONTREAL                                         $ 50,000,000
---------------------------------------------------------------------
DEUTSCHE BANK CANADA                                     $ 20,000,000
---------------------------------------------------------------------
FIRST CHICAGO NBD BANK, CANADA                           $ 20,000,000
---------------------------------------------------------------------
ROYAL BANK OF CANADA                                     $ 50,000,000
---------------------------------------------------------------------
BANCA COMMERCIALE ITALIANA OF CANADA                     $ 20,000,000
---------------------------------------------------------------------
Total.........................................           $250,000,000
---------------------------------------------------------------------

                                                  EXHIBIT M - Form of Acceptance
                                                              Note


                             FORM OF ACCEPTANCE NOTE



C$___________

                                                           Toronto, Ontario

                                                           -------------, -----



     FOR VALUE RECEIVED, the undersigned, [insert name of borrower], a _____________ corporation (the "Borrower"), hereby unconditionally promises to pay to the order of [insert name of bank] (the "Bank") at the office of THE CHASE MANHATTAN BANK OF CANADA, located at 1 First Canadian Place, 100 King Street West, Suite 6900, P.O. Box 106, Toronto, Ontario M5X 1A4, in lawful money of Canada and in immediately available funds, the principal amount of [____________] CANADIAN DOLLARS (C$__________). The undiscounted principal amount hereof shall be repaid on __________, _____(1). The Borrower further agrees that interest shall be paid hereon, in advance, by the Bank discounting the face amount of this Acceptance Note in the manner referred to in Sections 2.03(b)(ix) and 2.03(f) of the Credit Agreement described below (capitalized terms used herein without definition being defined as set forth therein) as BA Discount Proceeds.

     This Acceptance Note (a) is one of the Acceptance Notes referred to in the Credit Agreement dated as of October 20, 1997, among BetzDearborn Inc., BetzDearborn Canada Inc., the Bank parties thereto, The Chase Manhattan Bank and The Chase Manhattan Bank of Canada, as Administrative Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") and (b) is subject to the provisions of the Credit Agreement.

--------
     (1) Insert maturity date for Bankers' Acceptances created simultaneously herewith.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.


     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                            [NAME OF BORROWER]


                                            By:
                                                -------------------------------
                                                Name:
                                                Title: